UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
ORIC Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ORIC PHARMACEUTICALS, INC.

240 E. Grand Ave, 2nd Floor

South San Francisco, California 94080

Dear Stockholder:

I am pleased to invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of ORIC Pharmaceuticals, Inc. (“ORIC” or the “Company”) on Thursday, June 18, 2026 at 8:00 a.m. Pacific Time. The Annual Meeting will be held in a virtual format via live audio webcast. We believe this format affords the same rights and opportunities to participate in the Annual Meeting to all stockholders irrespective of location. You will be able to attend the Annual Meeting virtually by visiting www.proxydocs.com/ORIC, where you will be able to register to attend, listen to the meeting live, submit questions and vote online by entering the control number located on your notice of internet availability (the “Notice”) or proxy card.

The attached Notice of Annual Meeting of Stockholders and proxy statement contain details of the business to be conducted at the Annual Meeting. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Annual Meeting virtually, you will be able to change your vote or revoke your proxy, even if you have previously submitted your proxy. If you are a stockholder of record, voting at the Annual Meeting will revoke any proxy that you previously submitted. If you hold your shares in “street name” and wish to vote by ballot at the Annual Meeting, you must present a “legal proxy” from your bank or broker.

On behalf of ORIC, I would like to thank you for your continued support.

Sincerely,

Jacob M. Chacko, M.D.
President and Chief Executive Officer

ORIC PHARMACEUTICALS, INC.

240 E. Grand Ave, 2nd Floor

South San Francisco, California 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	June 18, 2026 at 8:00 a.m. Pacific Time

Place	The Annual Meeting will be a completely virtual meeting of stockholders, to be conducted via live audio webcast. You will be able to attend the Annual Meeting virtually, submit questions and vote online during the Annual Meeting by visiting www.proxydocs.com/ORIC and registering to attend.

Items of Business	The items of business at the Annual Meeting are:

•

To elect the two Class III directors named in the accompanying proxy statement to serve until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal.

•	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.

•	To approve the ORIC Pharmaceuticals, Inc. 2020 Equity Incentive Plan, as amended and restated.

•	To approve, on an advisory basis, executive compensation.

•	To approve, on an advisory basis, the frequency of future advisory votes on executive compensation.

•	To transact other business that may properly come before the Annual Meeting.

Record Date	April 20, 2026 (the “Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

Proxy Voting	Please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares via the Internet, by telephone or by signing, dating, and returning the enclosed proxy card will save the expenses and extra work of additional solicitation. If you receive materials by mail, we have enclosed an addressed envelope, postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares electronically at the Annual Meeting, as your proxy is revocable at your option.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 18, 2026. Our proxy statement and Annual Report to Stockholders are being made available on or about April 28, 2026 at www.proxydocs.com/ORIC. We are providing access to our proxy materials over the Internet under the “notice and access” rules adopted by the Securities and Exchange Commission.

By order of the Board of Directors,

Jacob M. Chacko, M.D.
President and Chief Executive Officer
April 28, 2026

The date of this proxy statement is April 28, 2026 and it is made available to stockholders on or about April 28, 2026.

ORIC PHARMACEUTICALS, INC.

PROXY STATEMENT

FOR 2026 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 8:00 a.m. Pacific Time on June 18, 2026

This proxy statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by our board of directors for use at our 2026 Annual Meeting of Stockholders (and any postponements, adjournments or delays thereof, the Annual Meeting). You will be able to attend the Annual Meeting virtually by visiting www.proxydocs.com/ORIC, where you will be able to register to attend, listen to the Annual Meeting live, submit questions and vote online by entering the control number on your Notice or proxy card.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares.

Why am I receiving these materials?

The board of directors is providing these proxy materials to you in connection with its solicitation of proxies for use at ORIC’s Annual Meeting, which will take place on June 18, 2026. Stockholders are invited to attend the Annual Meeting virtually and are requested to vote on the proposals described in this proxy statement. This proxy statement and the accompanying proxy card are being made available on or about April 28, 2026 in connection with the solicitation of proxies on behalf of the board of directors.

What proposals will be voted on at the Annual Meeting?

There are five proposals scheduled to be voted on at the Annual Meeting:

•

the election of the two Class III directors named in this proxy statement to serve until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal;

•	the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;

•	the approval of the ORIC Pharmaceuticals, Inc. 2020 Equity Incentive Plan, as amended and restated;

•	the approval, on an advisory basis, of executive compensation, as described in this proxy statement; and

•	the approval, on an advisory basis, of the frequency of future advisory votes on executive compensation.

At the time this proxy statement was made available, our management and board of directors were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this proxy statement and in the notice accompanying this proxy statement.

How does our board of directors recommend that I vote?

The board of directors recommends that you vote:

•

FOR the two Class III directors named in this proxy statement to serve until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal (“Proposal No. 1”);

•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 (“Proposal No. 2”);

•	FOR the approval of the ORIC Pharmaceuticals, Inc. 2020 Equity Incentive Plan, as amended and restated (“Proposal No. 3”);

•	FOR the approval, on an advisory basis, of executive compensation, as described in this proxy statement (“Proposal No. 4”); and

•	EVERY YEAR for the approval, on an advisory basis, of the frequency of future advisory votes on executive compensation (“Proposal No. 5”).

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on April 20, 2026, the record date for the Annual Meeting (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. As of the Record Date, there were 103,517,562 shares of common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors. The shares you are entitled to vote include shares that are (1) held of record directly in your name, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

What do I need to do to attend the Annual Meeting virtually?

You will be able to attend the Annual Meeting virtually, submit your questions during the meeting and vote your shares electronically at the meeting by visiting www.proxydocs.com/ORIC and registering to attend. To participate in the Annual Meeting, you will need the control number from your Notice or proxy card. The Annual Meeting webcast will begin promptly at 8:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures.

If you encounter any difficulties accessing the Annual Meeting during check-in, please call the technical support number that will be posted on the virtual meeting website.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with Computershare Trust Company, N.A., our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the proxy holders designated by our board of directors or to vote in person (including virtually) at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held not in your name but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Please see “What if I do not specify how my shares are to be voted?” for additional information.

Do I have to do anything in advance if I plan to virtually attend the Annual Meeting?

Stockholder of Record: Shares Registered in Your Name. If you were a stockholder of record at the close of business on the Record Date, you do not need to do anything in advance to virtually attend and/or vote your shares electronically at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you were a beneficial owner at the close of business on the Record Date, you may not vote your shares electronically at the Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. Please follow the instructions for obtaining a legal proxy provided to you by your broker, bank or other nominee.

How do I vote and what are the voting deadlines?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can vote in one of the following ways:

•

You may vote via the Internet. To vote via the Internet, go to www.proxypush.com/ORIC to complete an electronic proxy card. You will be asked to provide the control number from the Notice or proxy card you receive. If you vote via the Internet, you do not need to return a proxy card by mail.

•

You may vote by telephone. To vote by telephone, dial toll-free 866-895-6921 and follow the recorded instructions. You will be asked to provide the control number from the Notice or proxy card you receive. If you vote by telephone, you do not need to return a proxy card by mail.

•

You may vote by mail. If you receive proxy materials by mail and would like to vote by mail, you need to date and sign the proxy card that accompanies this proxy statement and promptly mail it to the tabulation agent in the enclosed postage-paid envelope so that it is received prior to the Annual Meeting. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of the board of directors. The board of directors recommends that you vote FOR the election of each of the two Class III directors nominated by our board of directors and named in this proxy statement; FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026; FOR the approval of the ORIC Pharmaceuticals, Inc. 2020 Equity Incentive Plan, as amended and restated; FOR the approval, on an advisory basis, of executive compensation, as described in this proxy statement; and EVERY YEAR for the approval, on an advisory basis, of the frequency of future advisory votes on executive compensation.

•

You may vote electronically while attending the Annual Meeting virtually. If you plan to attend the Annual Meeting by visiting www.proxydocs.com/ORIC, you may vote electronically during the Annual Meeting. Please have your Notice or proxy card in hand when you visit the website.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares electronically at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

•	entering a new vote by Internet or telephone;

•	signing and returning a new proxy card with a later date;

•

delivering a written revocation to our Secretary at ORIC Pharmaceuticals, Inc., 240 E. Grand Ave, 2nd Floor, South San Francisco, California 94080, which must be received prior to the Annual Meeting; or

•	attending the Annual Meeting virtually and voting electronically during the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

Why did I receive a Notice instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (“SEC”) and to help reduce the environmental impact of the Annual Meeting, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice is first being mailed on or about April 28, 2026 to all stockholders entitled to vote at the Annual Meeting.

Stockholders may request to receive all future proxy materials in printed form by mail or electronically by email by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and the costs of our annual meetings of stockholders.

What if I do not specify how my shares are to be voted?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•

“FOR” the election of the two Class III directors named in this proxy statement to serve until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal (“Proposal No. 1”);

•	“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 (“Proposal No. 2”);

•	“FOR” the approval of the ORIC Pharmaceuticals, Inc. 2020 Equity Incentive Plan, as amended and restated (“Proposal No. 3”);

•	“FOR” the approval, on an advisory basis, of executive compensation, as described in this proxy statement (“Proposal No. 4”);

•	“EVERY YEAR” for the approval, on an advisory basis, of the frequency of future advisory votes on executive compensation (“Proposal No. 5”); and

•	In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting or any adjournments or postponements thereof.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1, Proposal No. 3, Proposal No. 4, and Proposal No. 5 are non-routine matters, and Proposal No. 2 is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, Proposal No. 3, Proposal No. 4, or Proposal No. 5, but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares on a proposal, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares on a proposal, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the voting power of the shares present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the subject matter (e.g., Proposal No. 2, Proposal No. 3, and Proposal No. 4). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists, and because Proposal No. 5 (frequency of future advisory votes on executive compensation) is advisory and based on which frequency receives the majority of votes, abstentions will also have no impact on the outcome of such proposal as long as a quorum exists.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

Do the Company’s directors and officers have an interest in any of the matters to be acted upon at the annual meeting?

Members of our board of directors have an interest in Proposal No. 1, as each of the nominees is currently a member of our board of directors. Members of our board of directors and our executive officers do not have any interest in Proposal No. 2. Members of our board of directors and our executive officers have an interest in Proposal No. 3 because they are eligible to receive equity awards under the ORIC Pharmaceuticals, Inc. 2020 Equity Incentive Plan, as amended and restated. Certain of our directors and executive officers are named executive officers eligible to receive executive compensation and thus have an interest in Proposal No. 4 and Proposal No. 5.

What is a quorum?

A quorum is the minimum number of shares required to be present (including virtually) at the Annual Meeting for the meeting to be properly held under our bylaws and Delaware law. A majority of the voting power of the capital stock of the Company issued and outstanding and entitled to vote, present in person (including virtually) or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were a total of 103,517,562 shares of common stock outstanding, which means that 51,758,782 shares of common stock must be represented in person (including virtually) or by proxy at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting or the chairperson of the Annual Meeting may adjourn the meeting to a later date.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. We have engaged Innisfree M&A Incorporated to assist in and advise on the solicitation of proxies, for which we will pay them a services fee of $18,000, plus the reimbursement of reasonable out-of-pocket expenses. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

What does it mean if I received more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within ORIC or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure approved by the SEC called “householding,” for stockholders who receive proxy materials by mail, under which we can deliver a single copy of the proxy materials and annual report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:

ORIC Pharmaceuticals, Inc.

Attention: Secretary

240 E. Grand Ave, 2nd Floor

South San Francisco, California 94080

(650) 388-5600

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results may be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us at that time, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2027 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than December 29, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

ORIC Pharmaceuticals, Inc.

Attention: Secretary

240 E. Grand Ave, 2nd Floor

South San Francisco, California 94080

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of the board of directors, (iii) provided in the certificate of designation for any class or series of preferred stock, or (iv) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2027 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:

•	not earlier than February 18, 2027 at 8:00 a.m., Eastern Time; and

•	not later than March 20, 2027 at 5:00 p.m., Eastern Time.

In the event that the date of the 2027 annual meeting of stockholders is changed by more than 25 days from the one-year anniversary of the date of the Annual Meeting, then notice by a stockholder of a stockholder proposal to be timely must be received by the Secretary of the Company not earlier than 8:00 a.m., Eastern Time, on the 120th day prior to such annual meeting of stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such annual meeting of stockholders or, if the first Public Announcement (as defined below) of the date of such annual meeting of stockholders is less than 100 days prior to the date of such annual meeting of stockholders, the 10th day following the day on which Public Announcement of the date of such annual meeting is first made. That notice must state the information required by Section 2.4 of ORIC’s bylaws, and otherwise must comply with applicable federal and state law. “Public Announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Company with the SEC pursuant to Section 13, Section 14 or Section 15(d) of the Exchange Act or by such other means as is reasonably designed to inform the public or stockholders of the Company in general of such information, including, without limitation, posting on the Company’s investor relations website.

If a stockholder who has notified us of their intention to present a proposal at an annual meeting does not appear to present their proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Recommendation and Nomination of Director Candidates

You may recommend director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors.”

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of our bylaws containing the relevant provisions regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors, which is currently comprised of six (6) members. Our board of directors has affirmatively determined that five (5) of our six (6) directors are independent within the meaning of the independent director requirements of The Nasdaq Stock Market LLC (“Nasdaq”). Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Upon the recommendation of our nominating and corporate governance committee, we are nominating Jacob M. Chacko, M.D. and Mardi C. Dier for election as Class III directors at the Annual Meeting. If elected, Dr. Chacko and Ms. Dier will hold office for a three-year term until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal.

The following table sets forth the names, ages as of March 31, 2026 and certain other information for the directors with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting) and for each of the continuing directors:

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Director Nominees
Jacob M. Chacko, M.D.	III	47	President, Chief Executive Officer	2018	2026	2029
Mardi C. Dier(2)(3)	III	62	Director	2020	2026	2029
Continuing Directors
Richard Heyman, Ph.D.(1)(3)	I	68	Chairman of the Board	2015	2027	—
Lori Kunkel, M.D.(1)	I	68	Director	2020	2027	—
Steven L. Hoerter(1)(2)	II	55	Director	2021	2028	—
Angie You, Ph.D.(2)(3)	II	53	Director	2021	2028	—

(1)	Member of our compensation committee
(2)	Member of our audit committee
(3)	Member of our nominating and corporate governance committee

Nominees for Director

Jacob M. Chacko, M.D., has served as our Chief Executive Officer and as a member of our board of directors since May 2018 and as our President since May 2019. From May 2014 to February 2018, he served as Chief Financial Officer of Ignyta, Inc., a precision oncology company that was acquired in February 2018 by Roche Holding AG. From August 2008 to May 2014, Dr. Chacko served as Vice President at TPG Capital, a private equity investment firm. Prior to that, Dr. Chacko was a consultant to healthcare clients at McKinsey & Company, a management consulting firm. He has served as chair of the board of directors of Bright Peak Therapeutics, Inc., a private biotechnology company, since November 2021 and as a member of the board of directors of 4D Molecular Therapeutics, Inc., a public clinical stage biotechnology company, since March 2019. Dr. Chacko served on the board of directors of Turning Point Therapeutics, Inc., a public biotechnology company, from November 2018 to March 2021 and on the board of directors of Bonti, Inc. (“Bonti”), a private biotechnology company, from February 2018 to October 2018, when Bonti was acquired by Allergan plc. Dr. Chacko holds a B.A. in biology and B.S. in gerontology from the University of Southern California, an M.D. from University of California, Los Angeles, an M.B.A. from Harvard Business School and an M.Sc. from Oxford University.

We believe that Dr. Chacko is qualified to serve on our board of directors because of the perspective and experience he provides as our President and Chief Executive Officer, as well as his broad experience within the biotechnology industry, particularly his financial, strategic and medical expertise.

Mardi C. Dier has served as a member of our board of directors since February 2020. Ms. Dier has served as Chief Financial Officer of Madrigal Pharmaceuticals, Inc., a public biopharmaceutical company, since February 2024. From November 2022 to August 2023, Ms. Dier served as Chief Financial Officer and Chief Business Officer of ACELYRIN, Inc., a biotechnology company. From October 2020 to November 2022, Ms. Dier served as Executive Vice President and Chief Financial Officer of Ultragenyx Pharmaceutical Inc. Ms. Dier has served as Executive Vice President and Chief Financial Officer of Portola Pharmaceuticals from November 2013 through the acquisition by Alexion Pharmaceuticals in July 2020, as its Chief Business Officer from October 2018 and as a Senior Vice President and Chief Financial Officer from August 2006 to November 2013. From 2003 to 2006, Ms. Dier served as Vice President of Investor Relations at Chiron Corporation, a biotechnology company. From 1994 to 2001, Ms. Dier served as a Director, Investment Banking at Prudential Securities, Inc., a securities firm. Ms. Dier has served as a member of the board of directors of Healthcare Royalty Partners, a healthcare investment firm, since December 2022. Ms. Dier served as a member of the board of directors of Synthekine Inc., a biotechnology company, from May 2021 to June 2025, as a member of the board of directors and chair of the audit committee of Prelude Therapeutics, Inc., a clinical-stage precision oncology company, from August 2020 to October 2025, and as a member of the board of directors and audit committee of Adamas Pharmaceuticals, Inc., a biotechnology company, from October 2017 to May 2021. Ms. Dier is a member of the Board of Advisors for the Anderson Graduate School of Management at the University of California, Los Angeles. Ms. Dier holds a B.S. in Biology from Stanford University and an M.B.A. from the Anderson Graduate School of Management at the University of California, Los Angeles.

We believe Ms. Dier is qualified to serve on our board of directors because of her experience in the biotechnology industry and her extensive experience in finance and accounting.

Continuing Directors

Richard Heyman, Ph.D., has served as a member of our board of directors since March 2015 and as Chairman of our board of directors since May 2018. Dr. Heyman also served as our President and Chief Executive Officer from November 2015 to May 2016 and as our Acting President and Chief Executive Officer from November 2017 to May 2018. Since 2019, Dr. Heyman has served as a venture partner for Arch Ventures, a venture capital firm. From August 2013 to April 2015, Dr. Heyman served as President and Chief Executive Officer of Seragon, which was acquired by Genentech in 2014. Prior to that, he served as Co-Founder, President and Chief Executive Officer of Aragon Pharmaceuticals, Inc., a biotechnology company that was acquired by Johnson & Johnson, a medical device, pharmaceutical and consumer packaged goods company, in 2013. Dr. Heyman currently serves on the board of directors of Pelage Pharmaceuticals since 2025, Architect Therapeutics LLC, a biotechnology company, since 2023, PMV Pharma since 2020, Vividion since 2018, and Enliven Therapeutics, a biotechnology company, since 2021, and as chair of the board of directors of Alterome Therapeutics, Inc. since 2025. From June 2015 to March 2023, Dr. Heyman served on the board of directors and as Executive Chairman and Co-Founder of Metacrine, Inc., a biotechnology company. Dr. Heyman also served on the board of directors of Gritstone Bio, a biotechnology company, from 2016 to 2022, Yumanity Therapeutics, Inc., a biotechnology company, from 2016 to 2022, Amunix Pharmaceuticals Inc., a biotechnology company, from 2019 to 2021, and RayzeBio, Inc., a biotechnology company, from 2022 to 2024. He is a Science Partner for Nextech Invest, a member of the board of directors of Curebound, a member of the Board of Trustees at the Salk Institute, on the Board Foundation for the American Association for Cancer Research and on the executive committee at the University of California at San Diego Moores Cancer Center. Dr. Heyman received a B.S. in chemistry from the University of Connecticut and a Ph.D. in pharmacology from the University of Minnesota.

We believe that Dr. Heyman is qualified to serve on our board of directors because of his scientific background, his extensive career in the biotechnology industry, and his experience serving as a public company director.

Lori Kunkel, M.D., has served as a member of our board of directors since June 2020. Since June 2016, Dr. Kunkel has been a principal and owner of LAK505, LLC, a biotechnology consulting company. Dr. Kunkel has served as a member of the board of directors of K36 Therapeutics, Inc., a private biotechnology company, since December 2021 and as a member of the board of directors of Enliven Therapeutics, Inc., a biopharmaceutical company, since April 2024. Dr. Kunkel previously served on the board of directors of biotechnology companies Maverick Therapeutics, Inc., from January 2017 to April 2021, Loxo Oncology, Inc., from October 2014 to February 2019, and Tocagen Inc., from September 2015 to June 2020 (and as acting Chief Medical Officer from November 2018 to April 2019), as a member of the board of directors, compensation committee, and development committee of Nurix Therapeutics, Inc., a public biotechnology company, from August 2019 to August 2025, and as a member of the board of directors, compensation committee, nominating and governance committee and development committee of Curis, Inc., a public biotechnology company, from November 2016 to September 2022. Dr. Kunkel previously served as chair of the Scientific Advisory Board of Elevation Oncology, Inc. Dr. Kunkel received a B.A. from University of California, San Diego and an M.D. from University of Southern California. She is board certified in internal medicine and held board certifications in hematology and oncology.

We believe that Dr. Kunkel is qualified to serve on our board of directors due to her medical and scientific background and her experience in the biotechnology industry.

Steven L. Hoerter has served as a member of our board of directors since August 2021. From March 2019 to June 2024, Mr. Hoerter served as President and Chief Executive Officer of Deciphera Pharmaceuticals, Inc. (“Deciphera”), a commercial-stage public biotechnology company, when Deciphera was acquired by ONO Pharmaceutical. From February 2016 to March 2019, Mr. Hoerter served as the Chief Commercial Officer of Agios Pharmaceuticals, Inc., a public biotechnology company. From August 2011 to March 2015, Mr. Hoerter served as Senior Vice President, Commercial at Clovis Oncology, Inc., a biotechnology company, and from March 2015 to February 2016, he served as Chief Commercial Officer. Mr. Hoerter has served on the board of directors of C4 Therapeutics, Inc., a clinical-stage public biopharmaceutical company, since November 2024, and MBX Biosciences, a clinical-stage public biopharmaceutical company, since April 2025. Mr. Hoerter previously served on the board of directors of Deciphera from May 2018 until its acquisition by ONO Pharmaceutical in June 2024, Constellation Pharmaceuticals, Inc., a clinical-stage public biotechnology company, from September 2018 until its acquisition by MorphoSys AG in July 2021, and Ignyta, Inc., a publicly traded precision oncology company, from December 2016 until its acquisition by Roche Holding AG in February 2018. Mr. Hoerter holds a B.A. from Bucknell University, an M.B.A. from Tilburg University, and an M.S. in management from Purdue University.

We believe that Mr. Hoerter is qualified to serve on our board of directors due to his global management and commercial experience in the biotechnology industry and his experience serving as a public company director.

Angie You, Ph.D., has served as a member of our board of directors since November 2021. Since March 2023, Dr. You has served as Chief Executive Officer and member of the board of directors of Architect Therapeutics, LLC, a biotechnology company, and since February 2022, Dr. You has served as a senior advisor to Frasier Healthcare. From April 2022 to May 2023, Dr. You served as advisor to Casdin Capital. From December 2018 to January 2022, Dr. You served as Chief Executive Officer of Amunix Pharmaceuticals, Inc. (“Amunix”), an immuno-oncology company, when Amunix was acquired by Sanofi S.A. From September 2014 to December 2018, Dr. You served as Chief Business & Strategy Officer and Head of Commercial at Sierra Oncology, Inc., where she helped the company through a successful initial public offering and led the company’s strategic and transactional business and commercial efforts. Dr. You has served as a member of the board of directors of Candid Therapeutics, Inc., a biotechnology company, since October 2024 and as a member of the board of directors of Attovia Therapeutics, a biotechnology company, since July 2024. From April 2022 to March 2024, Dr. You served on the board of directors of RayzeBio, Inc., a biotechnology company. Dr. You holds an A.B. in Chemistry from Harvard College and a Ph.D. in Biochemistry from Harvard University.

We believe that Dr. You is qualified to serve on our board of directors due to her drug development expertise and commercial strategy expertise in the biotechnology industry and her experience serving as a public company director.

Director Independence

Our common stock is listed on The Nasdaq Global Select Market. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in their capacity as a member of the audit committee, the board of directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (ii) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the board of directors must affirmatively determine that the member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise their ability to exercise independent judgment in carrying out their responsibilities. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, our board of directors has determined that none of Ms. Dier, Dr. Heyman, Mr. Hoerter, Dr. Kunkel or Dr. You, representing five of our six current directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these directors is “independent” as that term is defined under the rules of Nasdaq. Our board of directors also determined that Ms. Dier (committee chairperson), Mr. Hoerter, and Dr. You, who currently comprise our audit committee, and Dr. Heyman (committee chairperson), Mr. Hoerter and Dr. Kunkel, who currently comprise our compensation committee, satisfy the independence standards for committee members established by applicable SEC rules and the listing standards of Nasdaq.

In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Related Party Transactions.”

There are no family relationships among any of our directors or executive officers.

Board Leadership Structure

Our board of directors is currently chaired by Dr. Heyman. As a general policy, our board of directors believes that separation of the positions of chairperson of the board of directors and Chief Executive Officer reinforces the independence of the board of directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the board of directors as a whole. As such, Dr. Chacko serves as our President and Chief Executive Officer while Dr. Heyman serves as our Chairman of the board of directors but is not an officer. We expect and intend the positions of chairperson of the board of directors and Chief Executive Officer to continue to be held by two individuals in the future.

Board Meetings and Committees

During 2025, our board of directors held six meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which they served as a director and (ii) the total number of meetings held by all committees of our board of directors on which they served during the periods that they served.

It is the policy of our board of directors to regularly have separate meeting times for independent directors without management. Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Four of our six directors attended our 2025 annual meeting of stockholders.

We have established an audit committee, a compensation committee and a nominating and corporate governance committee. Each committee has the composition and responsibilities described below.

Audit Committee

The members of our audit committee are Ms. Dier, Mr. Hoerter and Dr. You, each of whom is a non-employee member of our board of directors. Ms. Dier serves as the chairperson of our audit committee. All members of our audit committee meet the requirements for independence and financial literacy of audit committee members under current Nasdaq listing standards and SEC rules and regulations. Our audit committee chairperson, Ms. Dier, is our audit committee financial expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and she possesses financial sophistication, as defined under Nasdaq listing standards. The responsibilities of our audit committee include, among other things:

•	selecting and hiring the independent registered public accounting firm to audit our financial statements;

•	helping to ensure the independence and performance of the independent registered public accounting firm;

•	approving audit and non-audit services and fees;

•

reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews, and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

•	preparing the audit committee report that the SEC requires to be included in our annual proxy statement;

•	reviewing reports and communications from the independent registered public accounting firm;

•	reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;

•	reviewing our policies on risk assessment and risk management;

•	reviewing cybersecurity and data security risks and mitigation strategies;

•	reviewing, approving and monitoring related party transactions; and

•

establishing and overseeing procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing requirements of Nasdaq. A copy of the charter of our audit committee is available on our website at www.oricpharma.com in the Corporate Governance section of our Investor Relations webpage. During 2025, our audit committee held four meetings.

Compensation Committee

The members of our compensation committee are Drs. Heyman and Kunkel and Mr. Hoerter, each of whom is a non-employee member of our board of directors. Dr. Heyman serves as the chairperson of our compensation committee. All members of our compensation committee meet the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of our compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The purpose of our compensation committee is to oversee our compensation policies, plans and benefit programs and to discharge the responsibilities of our board of directors relating to compensation of our executive officers. The responsibilities of our compensation committee include, among other things:

•	overseeing our overall compensation philosophy and compensation policies, plans and benefit programs;

•	reviewing and approving or recommending to the board of directors for approval compensation for our executive officers and directors;

•	preparing the compensation committee report that the SEC will require to be included in our annual proxy statement; and

•	administering our equity compensation plans.

Our compensation committee operates under a written charter that satisfies the listing standards of Nasdaq. A copy of the charter of our compensation committee is available on our website at www.oricpharma.com in the Corporate Governance section of our Investor Relations webpage. During 2025, our compensation committee held four meetings.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Drs. Heyman and You and Ms. Dier. Dr. Heyman serves as the chairperson of our nominating and corporate governance committee. All members of our nominating and corporate governance committee meet the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. The responsibilities of our nominating and corporate governance committee include, among other things:

•	identifying, evaluating and making recommendations to our board of directors regarding nominees for election to our board of directors and its committees;

•	considering and making recommendations to our board of directors regarding the composition of our board of directors and its committees;

•	reviewing developments in corporate governance practices;

•	evaluating the adequacy of our corporate governance practices and reporting; and

•	evaluating the performance of our board of directors and of individual directors.

Our nominating and corporate governance committee operates under a written charter that satisfies the listing standards of Nasdaq. A copy of the charter of our nominating and corporate governance committee is available on our website at www.oricpharma.com in the Corporate Governance section of our Investor Relations webpage. During 2025, our nominating and corporate governance committee held three meetings.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is or has been an officer or employee of our company, except for Dr. Heyman who has previously served as an executive officer. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Considerations in Evaluating Director Nominees

The nominating and corporate governance committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the nominating and corporate governance committee from other sources.

In its evaluation of director candidates, including the members of our board of directors eligible for re-election, the nominating and corporate governance committee will consider such factors as character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound judgement, tenure on the board of directors and skills that are complementary to the board of directors, an understanding of ORIC’s business, an understanding of the responsibilities that are required of a member of the board of directors, other time constraints, diversity with respect to professional background, education, race, ethnicity, gender, age, geography and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the board of directors. The nominating and corporate governance committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors.

The nominating and corporate governance committee may propose to our board of directors a candidate recommended or offered for nomination by a stockholder as a nominee for election to our board of directors. Additionally, the nominating and corporate governance committee may pay fees to third parties to assist in identifying or evaluating director candidates.

Stockholder Recommendations for Nominations to the Board of Directors

A stockholder that wants to recommend a candidate for election to our board of directors should direct the recommendation in writing by letter to the Company, attention of the Secretary, at 240 E. Grand Ave, 2nd Floor, South San Francisco, California 94080. The recommendation must include the candidate’s name, home and business contact information, detailed biographical data, the class and number of our securities beneficially owned by the candidate, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company and evidence of the recommending stockholder’s ownership of Company stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership, including issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like and personal references. Stockholder recommendations must be received by December 31st of the year prior to the year in which the recommended candidates will be considered for nomination.

A stockholder that instead desires to nominate a person directly for election to our board of directors at an annual meeting of the stockholders must meet the deadlines and other requirements set forth in Section 2.4 of the Company’s bylaws and the rules and regulations of the SEC.

For additional information regarding stockholder recommendations for director candidates, see “Questions and Answers About the Annual Meeting—What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?”

Communications with the Board of Directors

Our board of directors believes that management speaks for ORIC Pharmaceuticals, Inc. Individual board members may, from time to time, communicate with various constituencies that are involved with the Company, but it is expected that board members would do this with knowledge of management and, in most instances, only at the request of management.

In cases where stockholders and other interested parties wish to communicate directly with our non-management directors, messages can be sent to our Secretary, at ORIC Pharmaceuticals, Inc., 240 E. Grand Ave, 2nd Floor, South San Francisco, California 94080, Attn: Secretary. Our Secretary monitors these communications and will provide a summary of all received messages to the board of directors at each regularly scheduled meeting of the board of directors. Our board of directors generally meets on a quarterly basis. Where the nature of a communication warrants, our Secretary may determine, in their judgment, to obtain the more immediate attention of the appropriate committee of the board or non-management director, of independent advisors or of Company management, as our Secretary considers appropriate.

Our Secretary may decide in the exercise of their judgment whether a response to any stockholder or interested party communication is necessary.

This procedure for stockholder and other interested party communications with the non-management directors is administered by our nominating and corporate governance committee. This procedure does not apply to (a) communications to non-management directors from officers or directors of the Company who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, or (c) communications to the audit committee pursuant to the Complaint Procedures for Accounting and Auditing Matters.

Insider Trading Policy
We have adopted an insider trading policy governing the purchase, sale, and other dispositions of our securities by our board of directors, officers and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us. We will not engage in transactions in our securities, except in compliance with applicable securities laws.
Policy Prohibiting Hedging or Pledging of Securities
Under our insider trading policy, our employees, including our executive officers, and the members of our board of directors are prohibited from, directly or indirectly, among other things, (1) engaging in short sales of our securities, (2) trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to such individuals by us), (3) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted to them by us as part of their compensation or held, directly or indirectly, by them, (4) pledging any of our securities as collateral for any loans and (5) holding our securities in a margin account.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our board of directors has adopted Corporate Governance Guidelines. These guidelines address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, we have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The code of business conduct and ethics is available on our website at www.oricpharma.com in the Corporate Governance section of our Investor Relations webpage. We intend to disclose future amendments to such code, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions or our directors on our website or in a current report on Form
8-K.
Role of the Board of Directors in Risk Oversight
One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors does not have a standing risk management committee but rather administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure. Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. Our audit committee monitors cybersecurity, data security risks, mitigation strategies and compliance with legal and regulatory requirements and reviews related party transactions, in addition to oversight of the performance of our external audit function. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines. Our compensation committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking.

Director Compensation

Under our director compensation policy, each non-employee director receives the cash and equity compensation for board services described below. Our compensation committee has primary responsibility for reviewing and recommending to the board of directors for approval the compensation paid to non-employee directors. Our compensation committee reviews at least annually the type and form of compensation paid to our non-employee directors, which includes a market assessment and analysis by our independent compensation consulting firm, Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), regarding practices at comparable companies. As part of this analysis, Aon reviews non-employee director compensation trends and data from companies comprising the same peer group used by our compensation committee in connection with its review of executive compensation. Based on this review, our compensation committee and board of directors consider adjustments to the non-employee director compensation program in an effort to provide competitive compensation to our non-employee directors.

In December 2025, our compensation committee, in consultation with Aon and based on Aon’s analysis of peer data, reviewed our director compensation policy and recommended to the board of directors, and the board of directors approved, an Amended and Restated Outside Director Compensation Policy (the “2026 Amended and Restated Director Compensation Policy”) to (i) increase the number of shares subject to the initial option award and annual option awards to be made to our non-employee directors to 80,000 and 40,000, respectively, effective after December 17, 2025, (ii) increase the cash compensation for service as a board member paid to our non-employee directors to $45,000, effective January 1, 2026, (iii) increase the cash compensation for service as a member of the audit committee to $10,000, effective January 1, 2026, (iv) increase the cash compensation for service as chairperson of the audit committee to $20,000, effective January 1, 2026, (v) increase the cash compensation for service as a member of the compensation committee to $7,500, effective January 1, 2026, and (vi) increase the cash compensation for service as chairperson of the compensation committee to $15,000, effective January 1, 2026. The changes to the 2026 Amended and Restated Director Compensation Policy were approved to provide market competitive compensation in order to attract and retain our highly skilled non-employee directors, consistent with our compensation philosophy. The compensation committee will periodically evaluate the form of equity awards (e.g., stock option versus full-value equity awards) in light of evolving market practices.

The director compensation policy includes a maximum annual limit of $500,000 of cash compensation and equity awards that may be paid, issued or granted to a non-employee director in any fiscal year, increased to $750,000 in the fiscal year the non-employee director joins the board of directors as an outside director. For purposes of this limitation, the value of equity awards is based on the grant date fair value (determined in accordance with GAAP). Any cash compensation paid or equity awards granted to a person for their services as an employee, or for their services as a consultant (other than as a non-employee director), will not count for purposes of the limitation.

Cash Compensation

Non-employee directors are entitled to receive the following cash compensation for their services under the policy:

•	$40,000 per year for service as a board member (increased to $45,000, effective January 1, 2026, as a result of the 2026 Amended and Restated Director Compensation Policy);

•	$40,000 per year for service as chairperson of the board;

•	$15,000 per year for service as chairperson of the audit committee (increased to $20,000, effective January 1, 2026, as a result of the 2026 Amended and Restated Director Compensation Policy);

•	$7,500 per year for service as an audit committee member (increased to $10,000, effective January 1, 2026, as a result of the 2026 Amended and Restated Director Compensation Policy);

•	$10,000 per year for service as chairperson of the compensation committee (increased to $15,000, effective January 1, 2026, as a result of the 2026 Amended and Restated Director Compensation Policy);

•	$5,000 per year for service as a compensation committee member (increased to $7,500, effective January 1, 2026, as a result of the 2026 Amended and Restated Director Compensation Policy);

•	$10,000 per year for service as chairperson of the nominating and corporate governance committee; and

•	$5,000 per year for service as a nominating and corporate governance committee member.

Increases to cash compensation for 2026 were driven by a number of factors, including market practices and the time commitment for board service and committee roles.

Each non-employee director who serves as the chair of a committee shall not receive the additional annual cash fee as a member of the committee. The chairperson of the board of directors shall receive the cash fee for service as chairperson of the board in addition to the annual cash fee for service as a board member. All cash payments to non-employee directors are paid quarterly in arrears on a pro-rated basis.

Equity Compensation

Initial Option Award. Each person who first becomes a non-employee director will receive, on the date of the first board of directors or compensation committee meeting occurring on or after the date on which the person first becomes a non-employee director, an initial stock option award to purchase 70,000 shares of our common stock (increased to 80,000 shares of our common stock, effective after December 17, 2025, as a result of the 2026 Amended and Restated Director Compensation Policy). The initial stock option award will vest as to 1/36th of the total number of shares on each monthly anniversary of the commencement of the individual’s service as a non-employee director, subject to the director’s continued service to us through the applicable vesting date.

Annual Option Award. Each non-employee director automatically will receive, on the date that the Company’s executive officers are made focal equity grants in January of each year, an annual stock option award to purchase 35,000 shares of our common stock (increased to 40,000 shares of our common stock, effective after December 17, 2025, as a result of the 2026 Amended and Restated Director Compensation Policy), except that the first annual stock option award received by an individual who becomes a non-employee director will be reduced by calculating the number as follows: (x) 35,000 shares (increased to 40,000 shares, effective after December 17, 2025, as a result of the 2026 Amended and Restated Director Compensation Policy) divided by (y) (1) the total number of fully completed months between the date the individual becomes a non-employee director and the date on which such annual stock option award is granted divided by (2) twelve (12) (rounded to the nearest whole share). The annual stock option award will vest as to 1/12th of the total number of shares on each monthly anniversary of the grant date of the annual stock option award, subject to the director’s continued service to us through the applicable vesting date.

Changes to equity award compensation for 2026 were driven by a number of factors, including market practices and the time commitment for board service and committee roles. The compensation committee will periodically evaluate the form and size of equity awards in light of evolving market practices.

In the event of a “change in control” (as defined in our 2020 Plan), each non-employee director will fully vest in their outstanding company equity awards granted to them while a non-employee director, including any initial stock option award or annual stock option award, immediately prior to the consummation of the change in control. All initial stock option awards and annual stock option awards will have an exercise price equal to the fair market value of a share of our common stock on the date of grant, and a maximum term of 10 years.

The following table presents the total compensation each of our non-employee directors earned during the year ended December 31, 2025. Dr. Chacko was our only employee who served as a director during 2025 and did not receive any additional compensation for his services as a director.

See the section titled “Executive Compensation” for information about Dr. Chacko’s compensation.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Richard Heyman, Ph.D.(2)	100,000	206,021	306,021
Mardi C. Dier(3)	60,000	206,021	266,021
Steven L. Hoerter(4)	52,500	206,021	258,521
Lori Kunkel, M.D.(5)	45,000	206,021	251,021
Angie You, Ph.D.(6)	52,500	206,021	258,521

(1)

Consists of grants made in 2025 to the Company’s non-employee directors pursuant to the annual stock option award. The amounts disclosed represent the aggregate grant date fair value of the award as calculated in accordance with ASC 718. These amounts do not correspond to the actual value that may be recognized by the directors upon vesting of the applicable awards. For a discussion of how we calculate stock-based compensation expense, see Note 9 to the Financial Statements included in our Annual Report on Form 10-K filed on February 23, 2026.

(2)	As of December 31, 2025, Dr. Heyman held outstanding option awards covering 200,303 shares.
(3)	As of December 31, 2025, Ms. Dier held outstanding option awards covering 184,675 shares.
(4)	As of December 31, 2025, Mr. Hoerter held outstanding option awards covering 164,633 shares.
(5)	As of December 31, 2025, Dr. Kunkel held outstanding option awards covering 95,740 shares.
(6)	As of December 31, 2025, Dr. You held outstanding option awards covering 159,508 shares.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors is currently composed of six (6) members. In accordance with our certificate of incorporation, our board of directors is divided into three classes with staggered three-year terms. At the Annual Meeting, two Class III directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

Nominees

Our nominating and corporate governance committee has recommended, and our board of directors has approved, Jacob M. Chacko, M.D. and Mardi C. Dier as nominees for election as Class III directors at the Annual Meeting. If elected, Dr. Chacko and Ms. Dier will serve as Class III directors until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal. Dr. Chacko and Ms. Dier are currently directors of our company, and each has agreed to being named in this proxy statement as a nominee. For information concerning the nominees, please see “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card but do not give instructions with respect to voting for directors, your shares will be voted FOR the election of Dr. Chacko and Ms. Dier. We expect that Dr. Chacko and Ms. Dier will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy. If you are a beneficial owner of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter.

Vote Required

The election of two Class III directors requires a plurality of the voting power of the shares present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the election of directors to be approved. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE TWO DIRECTORS NOMINATED BY OUR BOARD OF DIRECTORS AND NAMED IN THIS PROXY STATEMENT AS CLASS III DIRECTORS TO SERVE FOR A THREE-YEAR TERM.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed KPMG LLP as our independent registered public accounting firm to audit our financial statements for our fiscal year ending December 31, 2026. KPMG LLP has served as our independent registered public accounting firm since 2018.

At the Annual Meeting, stockholders are being asked to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Stockholder ratification of the appointment of KPMG LLP is not required by our bylaws or other applicable legal requirements. However, our board of directors is submitting the appointment of KPMG LLP to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the required vote as set forth below, such appointment will be reconsidered by our audit committee. Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2026 if our audit committee believes that such a change would be in the best interests of ORIC and its stockholders. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if such representative wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by KPMG LLP for our fiscal years ended December 31, 2025 and 2024.

	2025	2024
Audit Fees(1)	$772,939	$605,220
Tax Fees(2)	113,000	—
All Other Fees(3)	1,780	1,780

	$887,719	$607,000

(1)

“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of annual financial statements, the review of financial statements included in our quarterly reports, and comfort letters and consents in connection with equity offerings.

(2)	“Tax Fees” consist of fees billed for tax consultation services.
(3)	“All Other Fees” consist of fees billed for a subscription to an online accounting research service.

Auditor Independence

In 2025, there were no other professional services provided by KPMG LLP that would have required our audit committee to consider their compatibility with maintaining the independence of KPMG LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to KPMG LLP for our fiscal years ended December 31, 2025 and December 31, 2024 were pre-approved by our audit committee.

Vote Required

The ratification of the appointment of KPMG LLP requires the affirmative vote of a majority of the voting power of the shares present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the subject matter (i.e., Proposal No. 2).

Abstentions will have the effect of a vote AGAINST this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2026.

AUDIT COMMITTEE REPORT

The information contained in the following Audit Committee Report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that ORIC Pharmaceuticals, Inc., or the Company, specifically incorporates it by reference in such filing.

The audit committee serves as the representative of our board of directors with respect to its oversight of:

•	our accounting and financial reporting processes and the audit of our financial statements;

•	the integrity of our financial statements;

•	our compliance with legal and regulatory requirements;

•	inquiring about significant risks, reviewing our policies for risk assessment and risk management, and assessing the steps management has taken to control these risks; and

•	the independent registered public accounting firm’s appointment, qualifications and independence.

The audit committee also reviews the performance of our independent registered public accounting firm, KPMG LLP, in the annual audit of our financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm’s fees.

The audit committee provides our board of directors such information and materials as it may deem necessary to make our board of directors aware of financial matters requiring the attention of our board of directors. The audit committee reviews our financial disclosures and meets privately, outside the presence of our management, with our independent registered public accounting firm. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in our 2025 Annual Report on Form 10-K with management, including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments made in connection with the audited financial statements, and the clarity of disclosures in the financial statements. The audit committee reports on these meetings to our board of directors.

The audit committee has reviewed and discussed the Company’s audited financial statements with management and KPMG LLP, the Company’s independent registered public accounting firm. The audit committee has discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission.

The audit committee has received and reviewed the written disclosures and the letter from KPMG LLP required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence and has discussed with KPMG LLP its independence. In addition, the audit committee has discussed with KPMG LLP its independence from management and the Company, including matters in the letter from KPMG LLP required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and considered the compatibility of non-audit services with KPMG LLP’s independence.

Based on the review and discussions referred to above, the audit committee recommended to our board of directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the Securities and Exchange Commission. The audit committee also has selected KPMG LLP as the independent registered public accounting firm for fiscal year 2026. Our board of directors recommends that stockholders ratify this selection at the Annual Meeting.

Respectfully submitted by the members of the audit committee of the board of directors:

Mardi C. Dier (Chair)

Steven L. Hoerter

Angie You, Ph.D.

PROPOSAL NO. 3

APPROVAL OF THE ORIC PHARMACEUTICALS, INC. 2020 EQUITY INCENTIVE PLAN,

AS AMENDED AND RESTATED

General

We are seeking stockholder approval of an amendment and restatement of the ORIC Pharmaceuticals, Inc. 2020 Equity Incentive Plan (the “2020 Plan” and specifically as amended and restated, the “Amended 2020 Plan”) to provide for each of the following:

•	modify our existing automatic annual share reserve increase provision (the “Evergreen Provision”) in the 2020 Plan to make the following adjustments (the “Evergreen Amendment”):

(i)	reduce the Evergreen Provision addition from 5% to 4% of outstanding shares of our common stock (“Shares”) each year, and

(ii)	remove the current hard numerical cap on the Evergreen Provision, all while retaining the board’s ability to authorize a lower increase in any year.

We believe this structure will provide the flexibility necessary to attract and retain key talent over the long term, while the reduced evergreen provision, responsible historical grant practices, commitment to burn rate management, and ongoing board oversight will help ensure that our overall equity usage remains disciplined and aligned with stockholder interests;

•

in order to retain the ability to grant incentive stock options within the meaning of Section 422 of the Internal Revenue Code (the “Code”) and comply with applicable tax rules in light of the Evergreen Amendment, provide that, subject to the adjustment provisions in the Amended 2020 Plan, the number of Shares that may be granted pursuant to incentive stock options shall be up to 10,000,000, but in all cases subject to the applicable share reserve (the “ISO Cap Amendment”); and

•

in order to align the Amended 2020 Plan with current governance best practices for public companies, eliminate the ability of the administrator of the Amended 2020 Plan to implement a program under which (x) outstanding awards may be surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (y) participants would have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the administrator, and/or (z) the exercise price of an outstanding award may be reduced (such a program, an “Exchange Program,” and such amendment, the “Exchange Program Amendment”).

The board of directors, its compensation committee, and management believe that grants of equity awards, including, but not limited to, incentive stock options, to employees and other service providers motivate high levels of performance to achieve our goals, provide an effective means for recognizing contributions that promote our success, and promote the closer alignment of the interests of our service providers with those of our stockholders by providing the perspective of an owner with an equity stake in the Company.

The 2020 Plan was originally approved by stockholders in 2020, in connection with the 2020 Plan’s adoption. We are not asking our stockholders to approve an extension of the 2020 Plan, and therefore if the Amended 2020 Plan is approved, it will terminate no later than in 2030.

We believe the Evergreen Amendment, the ISO Cap Amendment and the Exchange Program Amendment (together, the “Amendments”) will permit us to continue to achieve our goals of attracting, motivating and retaining our service providers through grants of equity awards, which the board of directors believes to be in the best interests of the Company and its stockholders.

Upon recommendation of the compensation committee, the board of directors approved the Amended 2020 Plan to reflect the Amendments on March 24, 2026, subject to approval of the stockholders at the annual meeting. If stockholders approve the Amended 2020 Plan, then the Amended 2020 Plan will replace the version of the 2020 Plan currently in effect. If stockholders do not approve the Amended 2020 Plan, the 2020 Plan will continue in effect without application of the Amendments and we will continue to grant awards under the 2020 Plan, subject to its current terms, conditions and limitations, using the Shares available for issuance thereunder.

The compensation committee and the board of directors believe the adjustments to the Evergreen Provision of the 2020 Plan are necessary and important for achieving our recruiting, retention and incentive goals. Without application of the Evergreen Amendment, the numerical Share cap will continue to apply to the Evergreen Provision, which may inhibit our ability to make long-term equity incentive awards that are sufficient to meet our needs. The compensation committee and the board of directors believe the proposed adjustments to the Evergreen Provision are necessary to support our long-term recruiting, retention and incentive objectives, while maintaining a disciplined approach to potential dilution. Reducing the evergreen provision from 5% to 4% and removing the legacy numerical share cap, subject to the board of director’s discretion to approve a lower increase, in any given year is intended to provide sufficient flexibility to make competitive long-term equity awards in a volatile market, without resorting to frequent, large ad hoc share requests. Absent the Evergreen Amendment, the existing numerical cap on the evergreen could constrain our ability to deliver appropriate equity incentives as we grow our business and workforce.

In determining and recommending the Amendments, our compensation committee considered a number of factors, including the following:

•

Attracting and Retaining Talent. The importance of an appropriately sized pool of Shares to attract, retain and engage high-caliber talent. The compensation committee believes that maintaining an appropriately sized pool of shares under the 2020 Plan is critical to attract, retain and engage the high-caliber employees and other service providers needed to execute our strategy, especially in key scientific and clinical roles.

•

Equity Compensation is Important in a Competitive Labor Market. In our industry, there is significant competition for experienced and educated individuals with the skills necessary to execute our strategy and advance our business. Our success depends on such key employees. Equity compensation is a core component of our employment value proposition and aligns employees with the long-term interests of our stockholders. To remain competitive for critical talent, the compensation committee believes we must continue to offer market-aligned equity opportunities in addition to cash compensation.

•

Governance Safeguards. Beginning in Fiscal 2027, the Evergreen Amendment reduces the annual share increase from 5% under the current equity plan to the proposed 4% under the Amended 2020 Plan and removes the numerical annual increase limit under the evergreen provision. The Exchange Program Amendment would eliminate the plan administrator’s authority to reprice or exchange underwater awards or permit transfers of awards to third parties absent stockholder approval. The compensation committee believes these changes further align the Amended 2020 Plan with current governance best practices and address a common investor concern for companies of a similar size and stage of development as the Company.

•	The Amended 2020 Plan Aligns with Corporate Governance Best Practices. The Amended 2020 Plan aligns with corporate governance best practices, including the following:

•	The Amended 2020 Plan generally does not permit payment of dividends or dividend equivalents in respect of unvested equity awards;

•	The Amended 2020 Plan does not permit the grant of discounted stock options or stock appreciation rights;

•	The Amended 2020 Plan provides reasonable limits on non-employee director compensation;

•	The Amended 2020 Plan does not provide for tax gross-ups on awards;

•	The Amended 2020 Plan does not permit downward repricings or transferability of awards to Company-selected financial institutions; and

•	The Amended 2020 Plan is administered by an independent committee of our board of directors.

•

Historical Grant Practices. We have responsibly budgeted and managed our equity grants. Under our equity incentive plans, in fiscal years 2023, 2024 and 2025, we granted stock options and restricted stock units covering 2,433,813 Shares, 3,394,257 Shares and 4,124,182 Shares (which excludes purchase rights under the ORIC Pharmaceuticals, Inc. 2020 Employee Stock Purchase Plan), respectively. Relative to ORIC’s peers, the historical 3-year average burn rate of 4.8% falls below the peer 25th percentile and VABR of 4.2% below the ISS VABR benchmark, reflecting the Company’s responsible equity spend practices.

•

Forecasted Usage. If stockholders approve the Amended 2020 Plan, the compensation committee currently anticipates that we likely will not request additional Shares for the 2020 Plan until our 2030 annual meeting of stockholders, based on our current share price, recent burn rate history, and historical new hire and annual grant practices. The compensation committee further took into account the impact of any expected future changes in employee population on projected share use. However, future circumstances and business needs, such as higher than expected headcount increases or retention efforts, including of officers and other key employees to support growth of our businesses, may result in our seeking more Shares sooner than 2030.

•

Monitoring of Dilution, Burn Rate and Overhang. In connection with its endorsement of the Evergreen Amendment, the compensation committee considered the potential dilution to current stockholders, as measured by the burn rate and overhang, and projected future Share usage.

•

Burn Rate. Burn rate measures our usage of Shares for our equity plans as a percentage of total outstanding Shares of our common stock. For fiscal years 2023, 2024 and 2025, our burn rates were 4.70%, 4.87% and 4.73%, respectively, resulting in a three-year weighted average burn rate of 4.77%. The rates were calculated by dividing the number of Shares subject to stock options granted and restricted stock units granted, by the weighted average number of Shares outstanding during the year.

Year	Options Granted	Unadjusted Full-Value Shares Granted	Total Granted	Weighted Average Common Shares Outstanding	Burn Rate
2025	3,534,498	589,684	4,124,182	87,793,801	4.70%
2024	2,926,690	467,567	3,394,257	69,727,940	4.87%
2023	2,104,690	329,123	2,433,813	51,450,848	4.73%
3-Year Average					4.77%

•

Overhang. As of March 31, 2026, our overhang is 19.1%. For this purpose, we calculated overhang as (a) the sum of (i) 16,890,660 Shares subject to outstanding stock options granted under our equity plans, plus (ii) 1,086,193 Shares subject to outstanding restricted stock units granted under our equity plans, plus (iii) 1,754,942 Shares available for future issuance under our equity plans, plus (iv) 0 additional Shares requested, divided by (b) 103,486,412, which is the total number of outstanding Shares as of March 31, 2026. With respect to each of our 2020 Plan and the ORIC Pharmaceuticals, Inc. 2014 Equity Incentive Plan, as amended (the “2014 Plan”) and our 2022 Inducement Equity Incentive Plan, the following table shows, as of March 31, 2026, the number of Shares subject to outstanding options and restricted stock units granted under such plans, the weighted average exercise price of such options, and the weighted average remaining term of such options:

Equity Plan	Number of Shares Subject to Outstanding Options (#)	Weighted Average Exercise Price of Outstanding Options ($)	Weighted Average Remaining Term of Outstanding Options (Years)	Number of Shares Subject to Outstanding Restricted Stock Units (#)
2020 Plan	14,037,086	$7.13	7.8	878,008
2014 Plan (1)	1,471,323	$1.93	2.4	—
2022 Inducement Equity Incentive Plan	1,382,251	$9.57	8.7	208,185
All Equity Plans	16,890,660	$6.87	7.4	1,086,193

(1)	The 2014 Plan terminated and no new awards have been or will be granted since such termination.

In considering the number of Shares that may become available under our Amended 2020 Plan due to application of the Evergreen Amendment, the compensation committee considered the resulting overhang as an additional metric to measure the cumulative effect of equity compensation.

We are cognizant that the Company’s equity compensation programs have a dilutive effect on our stockholders, and continuously strive to balance this concern with our need to compete for talent using practices that are prevalent in the market, including equity grants. We will continue to monitor our equity use in future years in an attempt to ensure that our burn rate is within competitive market norms.

•

Compensation Consultant Input. The compensation committee reviewed equity modeling and market analysis from its independent consultant, Aon, which indicated that companies generally do not maintain a hard numerical cap on evergreen provisions and that continuing to do so could disadvantage ORIC competitively without aligning with current market norms.

Material Changes to the Amended 2020 Plan

The Amended 2020 Plan being submitted to stockholders in this proposal reflects the following material changes:

•

Evergreen Amendment. Prior to the amendment of the 2020 Plan to reflect the Evergreen Amendment, the Evergreen Provision provides that, subject to the adjustment provisions of the 2020 Plan, the number of Shares available for issuance under the 2020 Plan will be increased on the first day of each fiscal year in an amount equal to the least of (i) 2,656,500 Shares, (ii) 5% of the outstanding Shares on the last day of the immediately preceding fiscal year, or (iii) such number of Shares determined by the administrator of the 2020 Plan no later than the last day of the immediately preceding fiscal year.

If stockholders approve the Amended 2020 Plan, the Evergreen Provision will provide that, following the effective date of amendment, subject to the adjustment provisions of the Amended 2020 Plan, the number of Shares available for issuance under the Amended 2020 Plan will be increased on the first day of each fiscal year in an amount equal to the least of (i) 4% of the outstanding Shares on the last day of the immediately preceding fiscal year, beginning with the 2027 fiscal year, or (ii) such number of Shares determined by the administrator no later than the last day of the immediately preceding fiscal year.

•

ISO Cap Amendment. Prior to the amendment of the 2020 Plan to reflect the ISO Cap Amendment, the 2020 Plan does not specifically reference the number of Shares under the 2020 Plan which may granted subject to incentive stock options, but such number of Shares is determinable by application of the stated share reserve and numerical share cap in the Evergreen Provision.

If stockholders approve the Amended 2020 Plan, the share reserve of the Amended 2020 Plan will specify that, subject to the adjustment provisions of the Amended 2020 Plan, the maximum number of

Shares that may be issued upon the exercise of incentive stock options is 10,000,000 Shares in order to comply with the requirements of Section 422 of the Code, which provides that a plan under which incentive stock options are granted must include the aggregate number of Shares underlying incentive stock option awards which may be issued under such plan. For clarity, the number of Shares which may be granted subject to incentive stock options under the Amended 2020 Plan will be subject to the actual number of Shares reserved under the Amended 2020 Plan, and the quantum of the ISO Cap Amendment is intended to reduce the administrative burden of having to amend the 2020 Plan in the near future for the sole purpose of tax compliance.

•

Exchange Program Amendment. Prior to the amendment of the 2020 Plan to reflect the Exchange Program Amendment, the administrator of the 2020 Plan has the ability to unilaterally institute and determine the terms and conditions of an Exchange Program.

If stockholders approve the Amended 2020 Plan, the administrator of the Amended 2020 Plan will no longer have the ability to institute and determine the terms and conditions of an Exchange Program, signifying our commitment to aligning ourselves with current corporate governance best practices. Instead, under the terms of the Amended 2020 Plan, in order to institute an Exchange Program, we would be required to first obtain stockholder approval of a new amendment to the 2020 Plan to permit the contemplated Exchange Program and/or of the specific Exchange Program itself. We will retain the ability to increase the exercise price of an outstanding award without the approval of our stockholders.

Reasons for Voting for the Proposal

We believe that our stock-based compensation programs have been integral to our success in the past and will be important to our ability to succeed in the future. If the Amended 2020 Plan is not approved by our stockholders, we may not be able to make long-term equity incentive awards that are sufficient to meet our needs. The inability to make competitive equity awards to retain talented employees in a highly competitive market could have an adverse impact on our business and future prospects. Further, if the Amended 2020 Plan is not approved, our ability to make competitive long-term equity awards will become increasingly constrained as the existing share reserve is utilized. This could impair our ability to recruit and retain key talent and may require us to rely more heavily on cash compensation, which would increase our fixed costs and reduce the resources available to invest in our pipeline and other business priorities. Therefore, the approval of the Amended 2020 Plan is vital to our future success. We believe the reduction to the annual evergreen percentage pursuant to the Evergreen Amendment reduces potential dilution and further aligns the Amended 2020 Plan with shareholder expectations and corporate governance best practices. In addition, the Exchange Program Amendment will eliminate the plan administrator’s authority to reprice or exchange underwater awards or permit transfers of awards to third parties without further stockholder approval. We believe this governance enhancement aligns our equity compensation program more closely with current best practices and directly addresses a common investor concern.

Summary of the 2020 Equity Incentive Plan

The following is a summary of the principal features of the Amended 2020 Plan and its operation. However, this summary is not a complete description of all of the provisions of the Amended 2020 Plan and is qualified in its entirety by the specific language of the Amended 2020 Plan. A copy of the Amended 2020 Plan is attached to this proxy statement as Annex A.

Purposes of the Amended 2020 Plan

The purposes of the Amended 2020 Plan are to attract and retain the best available personnel for positions of substantial responsibility with the Company, any parent or subsidiary, and any entity that is in control of, is controlled by or is under common control with the Company (such entities are referred to herein as, the company group); to provide additional incentive to employees, directors, and consultants; and to promote the success of our business. These incentives will be provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares as the administrator of the Amended 2020 Plan may determine.

Eligibility

The Amended 2020 Plan provides for the grant of incentive stock options to the Company’s employees and any parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares to employees, directors and consultants of the Company and the company group.

Authorized Shares

Subject to the adjustment provisions of the Amended 2020 Plan and the automatic increase set forth below, the maximum aggregate number of Shares that may be issued under the Amended 2020 Plan will be (i) 2,656,500 Shares, plus (ii) any Shares that, as of the trading day immediately prior to the effective date of the first registration statement that we filed pursuant to Section 12(b) of the Exchange Act (the “Registration Date”), have been reserved but not issued pursuant to any awards granted under the 2014 Plan and are not subject to any awards under the 2014 Plan, plus (iii) any Shares subject to awards granted under the 2014 Plan that, on or after the Registration Date, expire or otherwise terminate without having been exercised or issued in full, are tendered to or withheld by us for the payment of an exercise price or for tax withholding obligations, or are forfeited to or repurchased by us due to failure to vest, with the maximum number of Shares to be added to the Amended 2020 Plan pursuant to clauses (ii) and (iii) equal to 3,000,000 Shares. Subject to the adjustment provisions of the Amended 2020 Plan and to the foregoing limits, the maximum number of Shares that may be issued upon the exercise of incentive stock options is 10,000,000 Shares.

The Amended 2020 Plan also includes an evergreen provision that provides for an automatic annual increase to the number of Shares available for issuance under the Amended 2020 Plan on the first day of each fiscal year beginning with the 2027 fiscal year, equal to the least of (i) (A) for fiscal years beginning prior to the 2027 fiscal year, the least of (1) 2,656,500 Shares, and (2) 5% of the outstanding Shares on the last day of the immediately preceding fiscal year; (B) beginning with the 2027 fiscal year, 4% of the outstanding Shares on the last day of the immediately preceding fiscal year, or (ii) such number of Shares determined by the administrator no later than the last day of the immediately preceding fiscal year.

Generally, if an award expires or becomes unexercisable without having been exercised in full or, with respect to restricted stock, restricted stock units or performance awards, is forfeited to or reacquired by us due to the failure to vest, then the unpurchased Shares (or for awards other than options or stock appreciation rights, the forfeited or repurchased Shares) that were subject to such awards will become available for future grant or sale under the Amended 2020 Plan (unless it has terminated). With respect to stock appreciation rights, only Shares actually issued will cease to be available. Shares that actually have been issued under the Amended 2020 Plan under any award will not be returned to the Amended 2020 Plan and will not become available for future distribution under the Amended 2020 Plan; provided, however, that if Shares issued pursuant to awards of restricted stock, restricted stock units, performance shares or performance units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Amended 2020 Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale. To the extent an award is paid out in cash rather than Shares, the cash payment will not reduce the number of Shares available for issuance.

If any extraordinary dividend or other extraordinary distribution (whether in cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of shares or other securities of the Company or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the administrator, to prevent diminution or enlargement of the benefits or potential benefits intended to be provided under the Amended 2020 Plan, will adjust the number and class of Shares that may be delivered under the Amended 2020 Plan; the number, class, and price of Shares covered by each outstanding award; and the numerical Share limits contained in the Amended 2020 Plan.

Plan Administration

The Amended 2020 Plan is expected to be administered by the board of directors or by the compensation committee acting in place of the board of directors and are referred to as the administrator. Different administrators may administer the Amended 2020 Plan with respect to different groups of service providers. The board of directors may retain the authority to concurrently administer the Amended 2020 Plan and revoke the delegation of some or all authority previously delegated.

Subject to the terms of the Amended 2020 Plan and applicable laws, the administrator generally will have the power in its sole discretion to make any determinations and perform any actions deemed necessary or advisable for administering the Amended 2020 Plan. The administrator will have the power to administer the Amended 2020 Plan, including but not limited to the power to construe and interpret the Amended 2020 Plan and awards granted under the Amended 2020 Plan, and determine the terms of awards, including but not limited to the exercise price (if any), the number of Shares subject to each award, the time when awards may vest or be exercised (including the ability to accelerate the vesting and exercisability of awards), and the form of consideration payable upon exercise, if applicable. The administrator may select the service providers to whom awards may be granted and approve forms of award agreement under the Amended 2020 Plan. The administrator will also have the authority to amend awards (including but not limited to the discretionary authority to extend the post-termination exercisability period of awards and to extend the maximum term of an option) and to temporarily suspend the exercisability of an award if the administrator deems such suspension to be necessary or appropriate for administrative purposes, subject to the provisions of the Amended 2020 Plan. Unless a participant is on an approved leave of absence, the administrator will have sole discretion to determine the date on which a participant stops actively providing services to the Company or the company group. The administrator’s decisions, determinations, and interpretations are final and binding on all participants and any other holders of awards and will be given the maximum deference permitted by applicable laws.

Notwithstanding the foregoing, the administrator may not implement an Exchange Program.

Stock Options

Options may be granted under the Amended 2020 Plan. Subject to the provisions of the Amended 2020 Plan, the administrator will determine the terms and conditions of options, including when such options vest and become exercisable (and the administrator will have the discretion to accelerate the time at which such options will vest or become exercisable). The per Share exercise price of any option generally must be at least 100% of the fair market value of a Share on the date of grant, and the term of an incentive stock option may not be more than 10 years. However, with respect to any incentive stock option granted to an individual who owns 10% of the voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the term of such option must not exceed 5 years, and the per Share exercise price of such incentive stock option must be at least 110% of the fair market value of a Share on the grant date. After a participant’s service terminates, he or she generally may exercise the vested portion of his or her option for the period of time stated in his or her option agreement. Generally, the fair market value of a Share is the closing sales price of a Share on the relevant date as quoted on the Nasdaq Global Select Market. In no event may an option be exercised later than the expiration of its term, except in certain circumstances where the expiration occurs during a period where exercise is not permitted under applicable law, as described more fully in the Amended 2020 Plan. Subject to the provisions of the Amended 2020 Plan, the administrator will determine the other terms of options, including but not limited to the acceptable forms of consideration for exercising an option.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Amended 2020 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of the Company common stock between the exercise date and the date of grant. Subject to the provisions of the Amended 2020 Plan, the administrator will determine the terms and conditions of stock appreciation rights, including when such rights vest and become exercisable (and the administrator will have the discretion to accelerate the time at which such rights will vest or become exercisable) and whether to pay any increased appreciation in cash, Shares, or a combination of both. The per Share exercise price of a stock appreciation right must be at least 100% of the fair market value of a Share on the date of grant, and the term of a stock appreciation right will be 10 years. After a participant’s service terminates, he or she generally may exercise the vested portion of his or her stock appreciation right for the period of time stated in his or her option agreement. However, in no event may a stock appreciation right be exercised later than the expiration of its terms, except in certain circumstances where the expiration occurs during a period where exercise is not permitted under applicable law, as described more fully in the Amended 2020 Plan.

Restricted Stock

Restricted stock may be granted under the Amended 2020 Plan. Restricted stock awards are grants of Shares that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us or members of the company group), and the administrator will have the discretion to accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting but will not have dividend rights with respect to such Shares upon grant without regard to the restriction, unless the administrator provides otherwise. Shares of restricted stock as to which the restrictions have not lapsed are subject to our right of repurchase or forfeiture.

Restricted Stock Units

Restricted stock units may be granted under the Amended 2020 Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one Share. The administrator will determine the terms and conditions of restricted stock units including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. The administrator will have the discretion to accelerate the time at which any restrictions will lapse or be removed and to settle earned restricted stock units in cash, Shares, or a combination of both.

Performance Shares and Performance Units

Performance shares and performance units may be granted under the Amended 2020 Plan and are also referred to herein as performance awards. Performance awards are awards that will result in a payment to a participant only if objectives established by the administrator are achieved or the awards otherwise vest. The administrator will establish organizational or individual performance objectives in its discretion, which, depending on the extent to which they are met, will determine the value of the payout for the performance awards to be paid out to participants. The administrator will have the discretion to reduce or waive any performance objectives or other vesting provisions for performance awards. Performance awards will have a threshold, target, and maximum payout value established by the administrator on or before the grant date. The administrator will have the discretion to pay earned performance awards in the form of cash, Shares, or in some combination of both.

Non-Employee Directors

The Amended 2020 Plan provides that any non-employee director, in any fiscal year, may not be paid, issued or granted equity awards (including equity awards under the Amended 2020 Plan) and any other compensation (including any cash retainers or fees) with an aggregate value of more than $500,000, increased to $750,000 in connection with the non-employee director’s initial service, with the value of each equity award based on its grant date fair value. For purposes of this limitation, the grant date fair value is determined in accordance with GAAP. Any equity awards granted under the Amended 2020 Plan or other compensation paid or provided to a non-employee director for his or her services as an employee, or for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.

Non-Transferability of Awards

Unless the administrator provides otherwise, the Amended 2020 Plan generally does not allow for the transfer or disposal of awards and only the recipient of an award may exercise an award during his or her lifetime. Any unauthorized transfer will be void.

Dissolution or Liquidation

If there is a proposed liquidation or dissolution of the Company, the administrator will notify participants at such time before the effective date of such event as the administrator determines and all awards, to the extent that they have not been previously exercised, will terminate immediately before the consummation of such event.

Merger or Change in Control

The Amended 2020 Plan provides that if there is a merger or a “change in control” (as defined under the Amended 2020 Plan) of the Company, each outstanding award will be treated as the administrator determines (subject to the following paragraphs) without a participant’s consent, including that an award be continued by the successor corporation or that vesting of awards may accelerate automatically upon consummation of the transaction. The administrator will not be obligated to treat all awards, portions of awards or participants similarly and may modify awards, subject to the provisions of the Amended 2020 Plan.

Unless an individual award agreement or other written agreement with the participant provides otherwise, in the event that the successor corporation does not assume or substitute for an award, participants will fully vest in and have the right to exercise options and stock appreciation rights and all restrictions on restricted stock, restricted stock units, and performance awards will lapse, with awards with performance-based vesting deemed achieved at 100% of target levels and all other terms and conditions met.

With respect to awards held by a non-employee director, in the event of a change in control, the non-employee director will fully vest in and have the right to exercise his or her options and/or stock appreciation rights, all restrictions on his or her restricted stock and restricted stock units will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable award agreement or other written agreement with the participant.

Forfeiture and Clawback

All awards granted under the Amended 2020 Plan will be subject to recoupment under any clawback policy that we are required to adopt under applicable law or listing standards. In addition, the administrator may provide in an award agreement that the recipient’s rights, payments, and benefits with respect to such award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events.

Amendment or Termination

The 2020 Plan became effective on April 22, 2020, the business day immediately prior to the Registration Date, and will continue in effect for a period of ten (10) years from the date adopted by the board of directors unless terminated earlier pursuant to its terms. In addition, the administrator of the 2020 Plan has the authority to amend, suspend, or terminate the Amended 2020 Plan, but such action generally may not materially impair the rights of any participant without his or her written consent. The Company will obtain stockholder approval of any amendment to the extent necessary and desirable to comply with applicable laws.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Amended 2020 Plan. The summary is based on existing U.S. laws and regulations as of the date of this proxy statement, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an option that qualifies as incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a gain (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for purposes.

Nonstatutory Stock Options

A participant generally recognizes no taxable income as the result of the grant of such an option. However, upon exercising the option, the participant normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by the exercise of a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a nonstatutory stock option or the sale of the shares acquired through the exercise of the nonstatutory stock option.

Stock Appreciation Rights

In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards

A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code to accelerate the ordinary income tax event to the date of acquisition by filing an election with the IRS no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards

There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Performance Shares and Performance Units

A participant generally will recognize no income upon the grant of a performance award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A

Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Amended 2020 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for the Company

The Company generally will be entitled to a tax deduction in connection with an award under the Amended 2020 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option) except to the extent such deduction is limited by applicable provisions of the Code. Special rules limit the deductibility of compensation paid to our chief executive officer and certain “covered employees” as determined under Section 162(m) of the Code and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified individuals will be deductible only to the extent that it does not exceed $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO AWARDS UNDER THE AMENDED 2020 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Plan Benefits

As of March 31, 2026, the Company has five non-employee directors, approximately 103 full-time employees, one part-time employee, and three consultants who are eligible to receive awards under the Amended 2020 Plan.

New Plan Benefits Table

Our executive officers and non-employee directors have an interest in this proposal because they are eligible to receive equity awards under the Amended 2020 Plan, including that non-employee directors are eligible to receive certain automatic awards as specified in the 2026 Amended and Restated Director Compensation Policy, as discussed above in the section titled “Board of Directors and Corporate Governance—Director Compensation.” Pursuant to the 2026 Amended and Restated Director Compensation Policy, each individual who is a non-employee director automatically will be granted, on the date that the Company’s executive officers are made focal equity grants in January of each year, an award of stock options for 40,000 Shares, subject to proration with respect to the first such award granted to a non-employee director (the “Annual Award”). Each award will vest as to 1/12th of the total number of Shares on each monthly anniversary of the grant date of the annual stock option award, in each case, subject to the director continuing to be a service provider through the applicable vesting date. Because the number of Shares subject to an Annual Award is fixed, the grant date fair value of each Annual Award to be granted to each of our non-employee directors is not yet determinable.

Name	Dollar Value of Options (1)	Number of Shares Subject to Stock Options
Richard Heyman	$233,152	40,000
Mardi C. Dier	$233,152	40,000
Steve L. Hoerter	$233,152	40,000
Lori Kunkel	$233,152	40,000
Angie You	$233,152	40,000
All current non-employee directors, as a group	$1,165,760	200,000

Other than with respect to Annual Awards, the number of awards that an employee, director, or consultant may receive under the Amended 2020 Plan is in the discretion of the administrator and therefore cannot be determined in advance. For (i) each of our named executive officers, (ii) our executive officers, as a group, (iii) our directors who are not executive officers, as a group, and (iv) all of our employees who are not executive officers, as a group, the following table sets forth the following information: (A) the aggregate number of Shares subject to stock options granted under the Amended 2020 Plan during fiscal year 2025, (B) the average per Share exercise price of such options, (C) the aggregate number of restricted stock units granted under the Amended 2020 Plan during fiscal year 2025, and (D) the dollar value of such restricted stock units.

Name of Individual and Positions, or Group	Number of Shares Subject to Options	Average Per Share Exercise Price of Options	Number of RSUs	Dollar Value of RSUs (1)
Jacob M. Chacko	600,000	$8.26	100,000	$826,000
President and Chief Executive Officer
Dominic Piscitelli	202,500	$8.26	34,000	$280,840
Chief Financial Officer
Pratik Multani	202,500	$8.26	34,000	$280,840
Chief Medical Officer
All current executive officers, as a group	1,005,000	$8.26	168,000	$1,387,680
All current directors who are not executive officers, as a group	175,000	$8.26	—	$—
All employees who are not executive officers, as a group	1,735,848	$8.24	289,034	$2,383,692

(1)	Reflects the aggregate grant date fair value of the equity awards computed in accordance with FASB ASC Topic 718.

Vote Required

The approval of the Amended 2020 Plan requires the affirmative vote of a majority of the voting power of the shares present in person (virtually) or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions will have the effect of a vote AGAINST this proposal, and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO OUR 2020 PLAN.

PROPOSAL NO. 4

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

This stockholder advisory vote, commonly known as “say-on-pay,” is required pursuant to Section 14A of the Exchange Act and gives our stockholders the opportunity to approve or not approve, on a non-binding advisory basis, the compensation paid to our Chief Executive Officer and the other executive officers named in the Summary Compensation Table (named executive officers) as disclosed in this proxy statement.

Our board of directors recommends a vote “FOR” the following resolution:

“RESOLVED, that the stockholders of ORIC Pharmaceuticals, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables and any related narrative discussion.”

We became a public company in 2020 and since that time we have made important changes to our executive compensation program to reflect our transition from a private to public company. This is the first time we have included an advisory “say-on-pay” vote at the annual meeting of the stockholders, as our board of directors believes that stockholders will now be able to provide more meaningful feedback regarding the effectiveness of our executive compensation program and its relation to business outcomes of our company. Each year we intend to submit the executive compensation of our named executive officers to an advisory vote at our annual meeting of stockholders.

Our board of directors is asking you to support this proposal. Because this vote is advisory, it will not be binding on us, our compensation committee or our board of directors. However, our compensation committee and our board of directors will review the voting results in their entirety and take them into consideration when making future decisions regarding named executive officer compensation.

Vote Required

Approval of this advisory vote requires the affirmative vote of a majority of the voting power of the shares present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. Abstentions will have the effect of a vote AGAINST this proposal, and broker non-votes will have no effect. Our board of directors welcomes our stockholders’ views on this subject and will carefully consider the outcome of this vote. However, as an advisory vote, the outcome is not binding on us or our board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 5

ADVISORY VOTE ON THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we must provide our stockholders with the opportunity to make a non-binding, advisory vote on the frequency of future advisory votes on named executive officer compensation (“say-on-frequency” vote). The non-binding, advisory “say-on-frequency” vote must be submitted to our stockholders at least once every six years.

We are asking stockholders to indicate whether they prefer to cast future advisory votes on named executive officer compensation “EVERY YEAR,” “EVERY TWO YEARS” or “EVERY THREE YEARS.” Stockholders may also abstain from voting on this proposal. The frequency that receives the greatest number of votes cast by stockholders will be considered the advisory vote of our stockholders.

Our board of directors values the opinions of our stockholders and will consider the result of the “say-on-frequency” vote in determining the frequency with which we will hold future advisory votes on named executive officer compensation. However, the “say-on-frequency” vote is not binding. Our board of directors may determine that it is in the best interests of the company and our stockholders to hold an advisory vote on named executive officer compensation more or less frequently than the frequency that is selected by our stockholders.

After careful consideration, our board of directors recommends that future non-binding advisory votes on the compensation of our named executive officers be held every year in line with market best practices.

Vote Required

Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstaining. Stockholders will not be voting to approve or disapprove our board of director’s recommendation. Abstentions and broker non-votes will not be considered when determining the outcome of this advisory proposal.

The option of one year, two years or three years that receives the greatest number of votes will be considered the preferred option of stockholders. Although this advisory vote on the frequency of the say-on-pay vote is non-binding, our board of directors will consider the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO CONDUCT FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION EVERY YEAR.

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers and their respective ages as of March 31, 2026. Officers are elected by the board of directors to hold office until their successors are elected and qualified.

Name	Age	Position
Jacob M. Chacko, M.D.	47	President, Chief Executive Officer and Director
Dominic Piscitelli	52	Chief Financial Officer
Pratik Multani, M.D.	59	Chief Medical Officer

For the biography of Dr. Chacko, please see “Board of Directors and Corporate Governance—Nominees for Director.”

Dominic Piscitelli has served as our Chief Financial Officer since September 2019. From January 2017 to September 2019, he served as Chief Financial Officer of AnaptysBio, Inc., a biotechnology company. From September 2012 to January 2017, Mr. Piscitelli served as the Vice President of Finance at Medivation, Inc., a biotechnology company acquired by Pfizer. Prior to that, Mr. Piscitelli held various positions at Astellas Pharma US, a pharmaceutical company, and OSI Pharmaceuticals, Inc., a pharmaceutical company acquired by Astellas Pharma US. He currently serves as a member of the board of directors, audit committee and compensation committee of Celyad Oncology SA, a clinical-stage biotechnology company and as a member of the board of directors of Alterome Therapeutics, Inc., a private precision oncology company. Mr. Piscitelli holds an M.B.A. and B.S. in accounting and finance from Hofstra University.

Pratik Multani, M.D. has served as our Chief Medical Officer since September 2018. From February 2015 to February 2018, he served as the Chief Medical Officer of Ignyta, which was acquired by Roche Holding AS in February 2018. From April 2009 to January 2015, Dr. Multani was Chief Medical Officer at Fate Therapeutics, Inc., a biotechnology company. Prior to that, Dr. Multani was Vice President of Clinical Development at Kalypsys, Inc. and Senior Vice President of Clinical Development and Chief Medical Officer at Kanisa Pharmaceuticals, Inc. He currently serves on the board of directors of Erasca, Inc., a public biotechnology company. Dr. Multani previously served on the board of directors of Chimerix, Inc. until its acquisition by Jazz Pharma in April 2025. Dr. Multani holds a B.S. in chemistry and biology from Yale University, an M.S. in epidemiology from Harvard School of Public Health and an M.D. from Harvard Medical School.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the executive officers who report to him. Our Chief Executive Officer does not make recommendations as to their own compensation. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation amounts for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and individual goal achievement. Our compensation committee then reviews the recommendations and other market data. Our compensation committee makes decisions as to each compensation element for each executive officer (excluding our Chief Executive Officer, whose compensation is determined by our board of directors), although it may instead, in its discretion, make recommendations to our board of directors regarding executive compensation.

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. In 2025, our compensation committee retained Aon as our independent compensation consultant, to provide it with information, recommendations and other advice relating to executive compensation on an ongoing basis. Aon serves at the discretion of our compensation committee. Our compensation committee engaged Aon to assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers is competitive and fair. Our named executive officers for 2025, which consist of our principal executive officer and the next two most highly compensated executive officers, are:

•	Jacob M. Chacko, M.D., President and Chief Executive Officer;

•	Dominic Piscitelli, Chief Financial Officer; and

•	Pratik Multani, M.D., Chief Medical Officer.

Summary Compensation Table

The following table sets forth information regarding the compensation of our named executive officers for the years ended December 31, 2025 and December 31, 2024:

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Jacob M. Chacko, M.D.	2025	657,500	826,000	3,634,560	434,000	15,104	(3)	5,567,164
President and Chief Executive Officer	2024	627,333	776,900	3,466,878	396,800	14,904	(4)	5,282,815
Dominic Piscitelli	2025	482,917	280,840	1,226,664	231,900	15,104	(5)	2,237,425
Chief Financial Officer	2024	458,083	274,200	1,223,604	210,800	15,272	(6)	2,181,959
Pratik Multani, M.D.	2025	513,333	280,840	1,226,664	246,500	15,104	(7)	2,282,441
Chief Medical Officer	2024	493,583	274,200	1,223,604	227,100	14,904	(8)	2,233,391

(1)

With respect to the equity awards granted in 2025 and 2024, the amounts disclosed represent the aggregate grant date fair value of the award as calculated in accordance with ASC 718. All equity awards are also subject to vesting acceleration under certain circumstances as more fully described in the section titled “ —Potential Payments Upon Termination or Change in Control.” The amounts in this column do not correspond to the actual value that may be recognized by the named executive officers upon vesting of the applicable awards. For a discussion of how we calculate stock-based compensation expense, see Note 9 to the Financial Statements included in our Annual Report on Form 10-K filed on February 23, 2026.
(2)

The 2025 amounts reported represent cash bonuses earned under our 2025 bonus plan based upon the achievement of company objectives for the year ended December 31, 2025, which were paid in 2026. The 2024 amounts reported represent cash bonuses earned under our 2024 bonus plan based upon the achievement of company objectives for the year ended December 31, 2024, which were paid in 2025. Our bonus plans are more fully described below under the section titled “ —Non-Equity Incentive Plan Compensation.”

(3)	The amount reported represents $14,000 in 401(k) plan matching contributions, $504 for life insurance premiums, and $600 for annual wellness allowance.
(4)	The amount reported represents $13,800 in 401(k) plan matching contributions, $504 for life insurance premiums, and $600 for annual wellness allowance.
(5)	The amount reported represents $14,000 in 401(k) plan matching contributions, $504 for life insurance premiums, and $600 for annual wellness allowance.
(6)	The amount reported represents $13,800 in 401(k) plan matching contributions, $504 for life insurance premiums, $600 for annual wellness allowance, and $368 for a five-year anniversary payment.
(7)	The amount reported represents $14,000 in 401(k) plan matching contributions, $504 for life insurance premiums, and $600 for annual wellness allowance.
(8)	The amount reported represents $13,800 in 401(k) plan matching contributions, $504 for life insurance premiums, and $600 for annual wellness allowance.

Base Salary

Base salary is set at a level that is commensurate with the named executive officer’s duties and authorities, contributions, prior experience and sustained performance. For 2024, our named executive officers had the following annual base salaries: $630,000 for Dr. Chacko, $460,000 for Mr. Piscitelli, and $495,000 for Dr. Multani. For 2025, our named executive officers had the following annual base salaries: $660,000 for Dr. Chacko, $485,000 for Mr. Piscitelli, and $515,000 for Dr. Multani, representing a year over year increase of approximately 5% for Dr. Chacko, approximately 5% for Mr. Piscitelli, and approximately 4% for Dr. Multani.

Equity Awards

In 2025, the Company granted stock option and restricted stock unit awards to our named executive officers as described below.

On January 2, 2025 we granted Dr. Chacko the following equity awards: (i) a stock option to purchase 600,000 shares of common stock, and (ii) an award of restricted stock units covering 100,000 shares of common stock.

On January 2, 2025 we granted Mr. Piscitelli the following equity awards: (i) a stock option to purchase 202,500 shares of common stock, and (ii) an award of restricted stock units covering 34,000 shares of common stock.

On January 2, 2025 we granted Dr. Multani the following equity awards: (i) a stock option to purchase 202,500 shares of common stock, and (ii) an award of restricted stock units covering 34,000 shares of common stock.

With respect to such option awards, 25% of the shares subject to each option is scheduled to vest on January 2, 2026, and 1/36th of the remaining shares subject to each option shall vest each month thereafter, in each case subject to continued service to us through the applicable vesting date.

With respect to such restricted stock unit awards, 1/3rd of the restricted stock units are scheduled to vest on each of December 15, 2025, December 15, 2026 and December 15, 2027, in each case subject to continued service to us through the applicable vesting date.

Welfare and Health Benefits

We maintain a 401(k) retirement savings plan for the benefit of our employees, including our named executive officers who remain employed with us, and who satisfy certain eligibility requirements. Under the 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. The 401(k) plan authorizes employer safe harbor contributions. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) plan.

In addition, we provided other benefits to our named executive officers on the same basis as all of our full-time employees. We also provided our named executive officers a $600 annual wellness per diem and paid for a portion of life insurance premiums. We also provide paid time off and other paid holidays to all employees, including our executives, and named executive officers. We do not offer our employees a non-qualified deferred compensation plan or pension plan.

We design our employee benefits programs to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices, the competitive market, and our employees’ needs.

Non-Equity Incentive Plan Compensation

At the beginning of each of 2024 and 2025, we adopted a bonus plan for our executive and non-executive employees that provides for cash incentives for performance in the applicable year. Each of the 2024 and 2025 bonus opportunities for our executives was based on the assessment by our board of directors of the achievement of company objectives that were established by our board of directors or our compensation committee, as applicable, at the beginning of the applicable year as well as other achievements which occurred during the year. For 2025, our named executive officers had the following annual target bonus opportunities, expressed as a percentage of base salary: 55% for Dr. Chacko, 40% for Mr. Piscitelli, and 40% for Dr. Multani.

The company objectives for each of 2024 and 2025 consisted of product development and pipeline goals as well as corporate development goals. These goals included progress in certain clinical trials for ORIC-114 and ORIC-944, achievements in strategic pipeline prioritization and our discovery research pipeline, and successful completion of certain key financings, including the achievement of a premium in a PIPE investment without the use of investment banks. We also had additional achievements in various areas of the business in 2025, including exceeding ORIC-114 enrollment and identifying alternative and cost-effective sourcing for combination drugs and comparator drugs to ensure timely commencement of certain studies. Based on our performance against the approved company objectives, our board of directors or our compensation committee, as applicable, determined to fund the 2024 bonus plan at 115% of the target level and the 2025 bonus plan at 120% of the target level. The specific performance goals for our 2025 Bonus Plan are not disclosed because we believe it would be competitively harmful to do so, as it would provide competitors insight into our strategic and corporate development planning processes.

The amounts in the Summary Compensation Table under the column “Non-Equity Incentive Plan Compensation” are based on the named executive officer’s target bonus amount multiplied by the achievement percentage set by our board of directors or our compensation committee, as applicable, consistent with the determinations under the applicable year’s bonus plan (and further pro-rated based on the period of time during which they were employed with us during the year).

Inducement Plan

The 2022 Inducement Equity Incentive Plan (the “Inducement Plan”) was established by the compensation committee of our board of directors on March 1, 2022, and amended on March 26, 2024, and March 11, 2025, with the purpose of attracting and retaining employees for our success. In accordance with Nasdaq rules, this plan is used to offer equity awards as material inducements for new employees to join us. Subject to adjustment for certain changes in our capitalization, the maximum aggregate number of shares that were initially available for use under the Inducement Plan was 500,000. On March 26, 2024, the compensation committee approved an increase in the number of shares reserved for issuance under the Inducement Plan by 650,000 shares, for an aggregate amount of 1,150,000 shares. On March 11, 2025, the compensation committee approved an increase in the number of shares reserved for issuance under the Inducement Plan by 1,100,000 shares, for an aggregate amount of 2,250,000 shares. The equity grants awarded under the Inducement Plan are expected to be primarily in the form of stock options and restricted stock units, but this plan also provides for the granting of other types of equity awards. As of December 31, 2025, we had granted 1,501,226 non-qualified stock options and 280,833 restricted stock units under the Inducement Plan, with approximately 695,377 shares remaining available for future issuance under the Inducement Plan.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of December 31, 2025:

Name	Grant date		Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)		Option exercise price ($)(1)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(2)
Jacob M. Chacko, M.D.	5/10/2018	(3)	850,500			1.60	5/09/2028
	7/20/2022	(4)	437,500			4.36	7/19/2032
	7/20/2022	(4)	495,416	84,584	(5)	4.36	7/19/2032
	2/01/2023	(4)	283,333	116,667	(6)	6.00	1/31/2033
	1/02/2024	(4)	244,375	265,625	(7)	9.14	1/01/2034
	1/02/2024	(4)						28,334	(8)	231,772
	1/02/2025	(4)		600,000	(9)	8.26	1/01/2035
	1/02/2025	(4)						66,667	(10)	545,336
Dominic Piscitelli	7/20/2022	(4)	282,750			4.36	7/19/2032
	7/20/2022	(4)	169,765	28,985	(5)	4.36	7/19/2032
	2/01/2023	(4)	102,708	42,292	(6)	6.00	1/31/2033
	1/02/2024	(4)	86,250	93,750	(7)	9.14	1/01/2034
	1/02/2024	(4)						10,000	(8)	81,800
	1/02/2025	(4)		202,500	(9)	8.26	1/01/2035
	1/02/2025	(4)						22,667	(10)	185,416
Pratik Multani, M.D.	9/20/2018	(3)	231,250			1.60	9/19/2028
	7/20/2022	(4)	147,500			4.36	7/19/2032
	7/20/2022	(4)	169,765	28,985	(5)	4.36	7/19/2032
	2/01/2023	(4)	102,708	42,292	(6)	6.00	1/31/2033
	1/02/2024	(4)	86,250	93,750	(7)	9.14	1/01/2034
	1/02/2024	(4)						10,000	(8)	81,800
	1/02/2025	(4)		202,500	(9)	8.26	1/01/2035
	1/02/2025	(4)						22,667	(10)	185,416

(1)	This column represents the fair market value of a share of our common stock on the date of grant, as determined by our board of directors.

(2)	Market value is calculated based on the closing price of our common stock on December 31, 2025 (the last trading day of our fiscal year), which was $8.18.
(3)	Granted pursuant to our 2014 Equity Incentive Plan (the “2014 Plan”).
(4)	Granted pursuant to our 2020 Plan.
(5)

Options will vest as to one-fourth of the underlying shares on the one-year anniversary of July 20, 2022, and as to 1/48th of the underlying shares monthly thereafter on the 20th calendar day of each month over an additional period of three years, subject to continued service to us through each such vesting date. The award also is subject to vesting acceleration under certain circumstances as more fully described in the section titled “ —Potential Payments Upon Termination or Change in Control.”

(6)

Options will vest as to one-fourth of the underlying shares on the one-year anniversary of February 1, 2023, and as to 1/48th of the underlying shares monthly thereafter on the 1st calendar day of each month over an additional period of three years, subject to continued service to us through each such vesting date. The award also is subject to vesting acceleration under certain circumstances as more fully described in the section titled “ —Potential Payments Upon Termination or Change in Control.”

(7)

Options will vest as to one-fourth of the underlying shares on the one-year anniversary of January 2, 2024, and as to 1/48th of the underlying shares monthly thereafter on the second calendar day of each month over an additional period of three years, subject to continued service to us through each such vesting date. The award also is subject to vesting acceleration under certain circumstances as more fully described in the section titled “ —Potential Payments Upon Termination or Change in Control.”

(8)

One-third of the restricted stock unit award will vest on each of December 15, 2024, December 15, 2025 and December 15, 2026, subject to continued service to us through each such vesting date. The award also is subject to vesting acceleration under certain circumstances as more fully described in the section titled “ —Potential Payments Upon Termination or Change in Control.”

(9)

Options will vest as to one-fourth of the underlying shares on the one-year anniversary of January 2, 2025, and as to 1/48th of the underlying shares monthly thereafter on the second calendar day of each month over an additional period of three years, subject to continued service to us through each such vesting date. The award also is subject to vesting acceleration under certain circumstances as more fully described in the section titled “ —Potential Payments Upon Termination or Change in Control.”

(10)

One-third of the restricted stock unit award will vest on each of December 15, 2025, December 15, 2026 and December 15, 2027, subject to continued service to us through each such vesting date. The award also is subject to vesting acceleration under certain circumstances as more fully described in the section titled “ —Potential Payments Upon Termination or Change in Control.”

Employment Arrangements with Our Named Executive Officers

Jacob M. Chacko, M.D.

We have entered into a confirmatory employment letter with Dr. Chacko, our President and Chief Executive Officer. The confirmatory employment letter has no specific term and provides for at-will employment. Dr. Chacko’s current annual base salary is $690,000, and Dr. Chacko’s current annual target bonus is 60% of his annual base salary, each of which was approved by the board of directors in December 2025 and effective as of February 1, 2026. As of December 31, 2025, Dr. Chacko’s annual base salary was $660,000, and Dr. Chacko’s annual target bonus was 55% of his annual base salary.

Dr. Chacko is eligible for severance and change in control benefits, as more fully described in “ —Potential Payments upon Termination or Change in Control.”

Dominic Piscitelli

We have entered into a confirmatory employment letter with Mr. Piscitelli, our Chief Financial Officer. The confirmatory employment letter has no specific term and provides for at-will employment. Mr. Piscitelli’s current annual base salary is $505,000, and Mr. Piscitelli’s current annual target bonus is 40% of his annual base salary, each of which was approved by the compensation committee in December 2025 and effective as of February 1, 2026. As of December 31, 2025, Mr. Piscitelli’s annual base salary was $485,000, and Mr. Piscitelli’s annual target bonus was 40% of his annual base salary.

Mr. Piscitelli is eligible for severance and change in control benefits, as more fully described in “ —Potential Payments upon Termination or Change in Control.”

Pratik Multani, M.D.

We have entered into a confirmatory employment letter with Dr. Multani, our Chief Medical Officer. The confirmatory employment letter currently has no specific term and provides for at-will employment. Dr. Multani’s current annual base salary is $535,000, and Dr. Multani’s current annual target bonus is 40% of his annual base salary, each of which was approved by the compensation committee in December 2025 and effective as of February 1, 2026. As of December 31, 2025, Dr. Multani’s annual base salary was $515,000, and Dr. Multani’s annual target bonus was 40% of his annual base salary.

Dr. Multani is eligible for severance and change in control benefits, as more fully described in “ —Potential Payments upon Termination or Change in Control.”

Potential Payments upon Termination or Change in Control

We adopted a Change in Control and Severance Policy, or our Severance Policy, pursuant to which our named executive officers and certain other key employees are eligible to receive severance benefits, as specified in and subject to the employee signing a participation agreement under our Severance Policy. This Severance Policy was developed with input from Aon regarding severance practices at comparable companies. It is designed to attract, retain and reward senior level employees. Each of our named executive officers signed a participation agreement under our Severance Policy providing for the rights to the applicable payments and benefits described below. The Severance Policy is in lieu of any other severance payments and benefits to which our named executive officers and key employees were entitled prior to signing the participation agreement under the Severance Policy.

In the event of a termination of the employment of a named executive officer by the named executive officer for “good reason” or by us for a reason other than “cause,” death or “disability” (as such terms are defined in our Severance Policy), in each case, that occurs outside a period beginning on a “change in control” (as defined in our Severance Policy) and ending twelve months following a change in control (such period, the “change in control period”), then the named executive officer will be entitled to, in addition to any accrued benefits, the following payments and benefits:

•	payment of their base salary as in effect immediately prior to their termination of employment for a period of nine months (twelve months, in the case of Dr. Chacko) following their termination date;

•

reimbursement or payment of the monthly premium cost of continued health coverage under COBRA, for them and their eligible dependents for a period of up to nine months (twelve months, in the case of Dr. Chacko) if they timely elect COBRA coverage, or a taxable lump sum payment in lieu thereof equal to nine months (twelve months, in the case of Dr. Chacko) of such premiums; and

•

in the case of Dr. Chacko only, acceleration of vesting of his then outstanding time-based equity awards that would have become exercisable had he continued to be employed for an additional twelve months following the date of his termination of employment.

In the event of a termination of the employment of a named executive officer by the named executive officer for “good reason” or by us for a reason other than “cause,” death or “disability,” in each case, that occurs within the change in control period, then the named executive officer will be entitled to, in addition to any accrued benefits, the following payments and benefits:

•

a lump sum payment equal to twelve months (eighteen months, in the case of Dr. Chacko) of the named executive officer’s annual base salary as in effect immediately prior to the named executive officer’s termination of employment;

•

a lump sum payment equal to 100% (150%, in the case of Dr. Chacko) of the named executive officer’s target annual bonus for the year in which the named executive officer’s termination of employment occurred;

•

reimbursement or payment of the monthly premium cost of COBRA, for a period of up to twelve months (eighteen months, in the case of Dr. Chacko) if they timely elect COBRA coverage, or a taxable lump sum payment in lieu thereof equal to twelve months (eighteen months, in the case of Dr. Chacko) of such premiums; and

•

all unvested shares subject to then-outstanding equity awards held by the named executive officer will accelerate in full and, in the case of performance-based awards, all performance goals will be deemed achieved at 100% unless otherwise set forth in the applicable award agreement.

The receipt of the payments and benefits provided for under the Severance Policy described above is conditioned on the named executive officer signing and not revoking a separation and release of claims agreement and such release becoming effective and irrevocable no later than the 60th day following the named executive officer’s termination of employment.

If any of the payments or benefits provided for under the Severance Policy or otherwise payable to a named executive officer would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax, the named executive officer will receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to them. We are not obligated to provide any tax gross-up payments to our named executive officers.

Compensation Recovery (Clawback)

In September 2023, the compensation committee adopted our Compensation Recovery Policy, filed as Exhibit 97.1 to our Annual Report on Form 10-K filed on March 11, 2024, in accordance with the SEC and Nasdaq requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act. This policy provides for the non-discretionary recovery of excess incentive-based compensation from current and former executive officers in the event of an accounting restatement, whether or not the executive officer was at fault for the restatement, in accordance with such SEC and Nasdaq requirements.

The Company’s Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
We do not have any formal policy that requires us to grant, or avoid granting, equity-based compensation to our executive officers at certain times. It is the compensation committee’s practice to generally avoid granting equity awards during periods in which there is material nonpublic information about the Company. Consistent with our annual compensation cycle, the compensation committee has for several years granted annual equity awards to our executive officers at the beginning of each fiscal year. Prior to 2025, non-employee
directors received annual equity awards, consistent with our then-current Amended and Restated Outside Director Compensation Policy, on the date of the annual meeting of our stockholders. In 2024 our board of directors adopted an updated Amended and Restated Outside Director Compensation Policy, pursuant to which non-employee
directors are granted annual equity awards concurrently with our executive officers at the beginning of each fiscal year. The timing of any equity grants to executive officers in connection with new hires, promotions, or other non-routine
grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date). Outside of our annual equity award cycle, we may grant equity awards at other times throughout the year, such as to new employee hires, to employees receiving promotions, for retention purposes, or in other relevant circumstances. Under the Inducement Plan, which is only available for grants to new employees, we also grant equity awards at the time of the new employee joining us. As a result, in all cases, the timing of grants of equity awards, including stock options, occurs independent of the release of any material nonpublic information. We do not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation.
No stock options were issued to executive officers in 2025 during any period beginning four business days before the filing or furnishing of a periodic report or current report disclosing material nonpublic information and ending one business day after the filing or furnishing of such report with the SEC.
Equity Compensation Plan Information
The following table provides information as of December 31, 2025 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	13,052,753	$6.23	3,311,915	(2)
Equity compensation plans not approved by security holders (3)	1,432,019	$9.25	695,377
Total	14,484,772	$6.49	4,007,292

(1)
Includes our 2014 Plan, 2020 Plan and 2020 Employee Stock Purchase Plan (the “2020 ESPP”). The 2020 Plan provides for an annual, automatic increase to the number of shares of common stock authorized for issuance thereunder, effective as of the first day of each fiscal year, by an amount equal to the least of (a) 2,656,500 Shares (as defined in the 2020 Plan), (b) 5% of the outstanding shares of all classes of the Company’s common stock on the last day of the immediately preceding fiscal year or (c) such amount determined by the Administrator (as defined in the 2020 Plan). The 2020 ESPP provides for an annual, automatic increase to the number of shares of common stock authorized for issuance thereunder, effective as of the first day of each fiscal year, by an amount equal to the least of (a) 500,000 shares, (b) 1% of the outstanding shares of all classes of the Company’s common stock on the last day of the immediately preceding fiscal year or (c) such lesser amount determined by the Administrator (as defined in the 2020 ESPP).
(2)	Includes 2,154,209 shares available for grant under the 2020 Plan and 1,157,706 shares available for purchase under the 2020 ESPP.
(3)
The 2022 Inducement Plan was adopted by the compensation committee of our board of directors on March 1, 2022, and amended on March 26, 2024, and March 11, 2025. As of March 31, 2026, there were 507,066 shares available for grant under the 2022 Inducement Plan.

PAY VERSUS PERFORMANCE
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and
Non-PEO
named executive officers
(“Non-PEO
NEOs”) and Company performance for the fiscal years listed below. The compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO (1) ($)	Compensation Actually Paid to PEO (1) (2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (1) ($)	Average Compensation Actually Paid to Non-PEO NEOs (1)(2)(3) ($)	Value of Initial Fixed $100 Investment based on TSR (4) ($)	Net Income ($ Thousands)
2025	5,567,164	5,691,164	2,259,933	2,303,700	88.91	(129,468)
2024	5,282,815	4,274,740	2,207,675	1,845,596	87.72	(127,847)

(1)	Jacob M. Chacko, M.D. was our PEO for each year presented. The individuals comprising the Non-PEO N E Os for each year presented are listed below.

2024 - 2025

Dominic Piscitelli

Pratik Multani, M.D.

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation
S-K
and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the
Non-PEO
NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2025	5,567,164	(4,460,560)	4,584,560	5,691,164
2024	5,282,815	(4,243,778)	3,235,703	4,274,740

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	2,259,933	(1,507,504)	1,551,271	2,303,700
2024	2,207,675	(1,497,804)	1,135,725	1,845,596

The amounts in the Inclusion of Equity Values in the tables
above
are derived from the amounts set forth in the following tables:

Year	Year- End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for PEO ($)	Total - Inclusion of Equity Values for PEO ($)
2025	4,027,954	(49,470)	307,664	298,412	—	—	4,584,560
2024	3,365,449	(699,787)	241,397	328,644	—	—	3,235,703

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non- PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	1,360,800	(17,386)	104,604	103,253	—	—	1,551,271
2024	1,187,804	(263,409)	85,200	126,130	—	—	1,135,725

(4)
Assumes $100 was invested in the Company for the period starting December 31, 2023, through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

Relationship Between PEO and
Non-PEO
NEO Compensation Actually Paid and Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our
Non-PEO
NEOs, and the cumulative TSR over the two most recently completed fiscal years for the Company.

Relationship Between PEO and
Non-PEO
NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of
Compensation
Actually Paid to our
Non-PEO
NEOs, and our net loss during the two most recently completed fiscal years
.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of March 31, 2026 by:

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;

•	each of the named executive officers;

•	each of our directors; and

•	all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.

We have based our calculation of the percentage of beneficial ownership on 103,486,412 shares of our common stock outstanding as of March 31, 2026. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2026, to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o ORIC Pharmaceuticals, Inc., 240 E. Grand Ave, 2nd Floor, South San Francisco, California 94080.

	Shares beneficially owned
Name of beneficial owner	Shares	Percentage
5% stockholders:
Entities affiliated with Viking Global Investors(1)	9,649,670	9.06%
Entities affiliated with Nextech Crossover LP(2)	7,162,637	6.92%
Entities affiliated with EcoR1 Capital, LLC(3)	6,728,116	6.50%
Entities affiliated with Venrock Healthcare Capital Partners LLC(4)	5,676,230	5.49%
Entities affiliated with BlackRock, Inc.(5)	5,473,145	5.29%
Pfizer Inc.(6)	5,376,344	5.20%

Named executive officers and directors:
Jacob M. Chacko, M.D.(7)	3,248,044	3.06%
Pratik Multani, M.D.(8)	927,679	*
Dominic Piscitelli(9)	779,678	*
Mardi C. Dier(10)	198,008	*
Richard Heyman, Ph.D.(11)	468,508	*
Steven L. Hoerter(12)	177,966	*
Lori Kunkel, M.D.(13)	193,273	*
Angie You, Ph.D.(14)	200,841	*
All current executive officers and directors as a group (8 persons)(15)	6,193,997	5.70%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
(1)

Based on the statement on Schedule 13G/A filed with the SEC on August 14, 2025, as of June 30, 2025, Viking Global Opportunities Illiquid Investments Sub-Master LP (“VGOP”) has the authority to dispose of and vote the 4,312,800 shares of our common stock directly owned by it and the 1,846,182 shares of our common stock that it has a right to purchase upon exercise of pre-funded warrants with an exercise price of $0.0001 per share (“Warrants”) directly owned by it, which power may be exercised by its general partner, Viking Global Opportunities Portfolio GP LLC (“Opportunities Portfolio GP”), and by Viking Global Investors LP (“VGI”), which provides managerial services to VGOP. Viking Global Opportunities Drawdown (Aggregator) LP (“VGOD”) has the authority to dispose of and vote the 2,259,900 shares of our common stock directly owned by it and the 1,230,788 shares of our common stock that it has a right to purchase upon exercise of Warrants directly owned by it, which power may be exercised by its general partner, Viking Global Opportunities Drawdown Portfolio GP LLC (“VGOD Portfolio GP”), and by VGI, which provides managerial services to VGOD. O. Andreas Halvorsen, David C. Ott and Rose S. Shabet, as Executive Committee members of Viking Global Partners LLC (the general partner of VGI) and Viking Global Opportunities Parent GP LLC, the sole member of Viking Global Opportunities Drawdown GP LLC (which is the sole member of VGOD Portfolio GP) and the sole member of Viking Global Opportunities GP LLC (which is the sole member of Opportunities Portfolio GP), have shared authority to direct the voting and disposition of investments beneficially owned by VGI, Opportunities Portfolio GP and VGOD Portfolio GP. The terms of the Warrants provide that no holder of Warrants shall have the right to exercise any portion of the Warrants to the extent that, after giving effect to such issuance after exercise, such holder of Warrants (together with its affiliates and any member of a Section 13(d) group) would beneficially own more than 9.99% of the number of shares of our common stock outstanding immediately following exercise (the “Blocker”). Any holder of Warrants, upon notice to us, may increase or decrease the Blocker, subject to a maximum of 19.99%, but any such increase or decrease will not be effective until the 61st day after such notice is delivered to us. The address of the entities affiliated with Viking Global Investors is c/o Viking Global Investors LP, 600 Washington Boulevard, Stamford, CT 06901.
(2)

Based on the statement on Schedule 13G/A filed with the SEC on August 14, 2025, Nextech Crossover I SCSp (“Nextech Crossover LP”) holds 7,162,637 shares of our common stock directly as of June 30, 2025. Ian Charoub, Costas Constantinides and Rocco Sgobbo share voting and dispositive power over the 7,162,637 shares held by Nextech Crossover LP. The address for each of Nextech Crossover LP, Ian Charoub, Costas Constantinides and Rocco Sgobbo is Bahnhofstrasse 18, Zurich, Switzerland 8001.

(3)

Based on the statement on Schedule 13G filed with the SEC on August 5, 2025, Oleg Nodelman may be deemed to have control over EcoR1 Capital, LLC (“EcoR1”), which is the general partner and investment advisor of investment funds, including EcoR1 Capital Fund Qualified, L.P. (“EcoR1 Qualified”), that are the beneficial owners of the shares of our common stock. Each of EcoR1 and Oleg Nodelman has shared voting and shared dispositive power with respect to 6,728,116 shares of our common stock as of July 29, 2025. EcoR1 Qualified has shared voting and shared dispositive power with respect to 6,283,426 shares of our common stock. The address for each of EcoR1, Oleg Nodelman and EcoR1 Qualified is 357 Tehama Street #3, San Francisco, CA 94103.

(4)

Based on the statement on Schedule 13G/A filed with the SEC on February 17, 2026, Venrock Healthcare Capital Partners III, L.P., VHCP Co-Investment Holdings III, LLC, Venrock Healthcare Capital Partners EG, L.P., VHCP Management III, LLC, VHCP Management EG, LLC, Nimish Shah and Bong Koh each has shared voting power and shared dispositive power over 5,676,230 shares of our common stock as of December 31, 2025. VHCP Management III, LLC is the general partner of Venrock Healthcare Capital Partners III, L.P. and the manager of VHCP Co-Investment Holdings III, LLC. VHCP Management EG, LLC is the general partner of Venrock Healthcare Capital Partners EG, L.P. Messrs. Shah and Koh are the voting members of VHCP Management III, LLC and VHCP Management EG, LLC. The address of the entities affiliated with Venrock Healthcare Capital Partners LLC is 7 Bryant Park, 23rd Floor, New York, New York 10018.

(5)

Based on the statement on Schedule 13G filed with the SEC on January 21, 2026, Blackrock, Inc., a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G), has sole voting power over 5,388,358 shares of our common stock and sole dispositive power over 5,473,145 shares of our common stock as of December 31, 2025, including shares held by BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Fund Advisors, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc., BlackRock Fund Managers Ltd, BlackRock Asset Management Schweiz AG, and BlackRock Investment

Management, LLC. The address for each of BlackRock, Inc., BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Fund Advisors, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc., BlackRock Fund Managers Ltd, BlackRock Asset Management Schweiz AG, and BlackRock Investment Management, LLC is 50 Hudson Yards, New York, NY 10001.
(6)

Based on the statement on Schedule 13G filed with the SEC on December 29, 2022, Pfizer Inc. has sole voting power and sole dispositive power over 5,376,344 shares of our common stock as of December 23, 2022. The address of Pfizer Inc. is 235 E. 42nd Street, New York, NY 10017.

(7)

Consists of (a) 581,711 shares held of record by Dr. Chacko and (b) 2,666,333 shares subject to options held by Dr. Chacko, which are vested and exercisable within 60 days of March 31, 2026. Excludes 1,594,168 shares subject to options which are not exercisable or restricted stock units that do not vest within 60 days of March 31, 2026.

(8)

Consists of (a) 68,149 shares held of record by Dr. Multani and (b) 859,530 shares subject to options held by Dr. Multani, which are vested and exercisable within 60 days of March 31, 2026. Excludes 527,637 shares subject to options which are not exercisable or restricted stock units that do not vest within 60 days of March 31, 2026.

(9)

Consists of (a) 68,148 shares held of record by Mr. Piscitelli and (b) 711,530 shares subject to options held by Mr. Piscitelli, which are vested and exercisable within 60 days of March 31, 2026. Excludes 519,137 shares subject to options which are not exercisable or restricted stock units that do not vest within 60 days of March 31, 2026.

(10)

Consists of 198,008 shares subject to options held by Ms. Dier, which are vested and exercisable within 60 days of March 31, 2026. Excludes 26,667 shares subject to options which are not exercisable within 60 days of March 31, 2026.

(11)

Consists of (a) 213,072 shares held of record by RAHD Capital, LLC, (b) 41,800 shares held of record by Dr. Heyman, and (c) 213,636 shares subject to options held by Dr. Heyman, which are vested and exercisable within 60 days of March 31, 2026. Excludes 26,667 shares subject to options which are not exercisable within 60 days of March 31, 2026. Dr. Heyman has voting and investment power with respect to the shares held of record by RAHD Capital, LLC.

(12)

Consists of 177,966 shares subject to options held by Mr. Hoerter, which are vested and exercisable within 60 days of March 31, 2026. Excludes 26,667 shares subject to options which are not exercisable within 60 days of March 31, 2026.

(13)

Consists of (a) 84,200 shares held of record by Dr. Kunkel and (b) 109,073 shares subject to options held by Dr. Kunkel, which are vested and exercisable within 60 days of March 31, 2026. Excludes 26,667 shares subject to options which are not exercisable within 60 days of March 31, 2026.

(14)

Consists of (a) 28,000 shares held of record by Dr. You and (b) 172,841 shares subject to options held by Dr. You, which are vested and exercisable within 60 days of March 31, 2026. Excludes 26,667 shares subject to options which are not exercisable within 60 days of March 31, 2026.

(15)

Consists of (a) 1,085,080 shares beneficially owned by our current executive officers and directors as of March 31, 2026, and (b) 5,108,917 shares subject to options, which are vested and exercisable within 60 days of March 31, 2026. Excludes 2,774,277 shares subject to options which are not exercisable or restricted stock units that do not vest within 60 days of March 31, 2026.

RELATED PARTY TRANSACTIONS

We describe below transactions and series of similar transactions, since the beginning of 2024, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities (each, a related person), had or will have a direct or indirect material interest.

Indemnification Agreements

We have entered into separate indemnification agreements with each of our directors and executive officers, in addition to the indemnification provided for in our amended and restated certificate of incorporation and bylaws. The indemnification agreements and our amended and restated certificate of incorporation and bylaws require us to indemnify our directors, executive officers and certain controlling persons to the fullest extent permitted by Delaware law.

Related Party Transaction Policy

Our audit committee will have the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The charter of our audit committee provides that our audit committee shall review and approve in advance any related party transaction.

In February 2020, our board of directors adopted a formal written policy providing that we are not permitted to enter into any transaction that exceeds $120,000 and in which any related person has a direct or indirect material interest without the consent of our audit committee, subject to limited exceptions. In approving or rejecting any such transaction, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to our audit committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

OTHER MATTERS

Fiscal Year 2025 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2025 are included in our Annual Report on Form 10-K filed with the SEC on February 23, 2026 (File No. 001-39269). This proxy statement and our annual report are posted in the SEC Filings section of our Investor Relations webpage at www.oricpharma.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to ORIC Pharmaceuticals, Inc., Attention: Investor Relations, 240 E. Grand Ave, 2nd Floor, South San Francisco, California 94080.

Company Website

We maintain a website at www.oricpharma.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

* * *

The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

South San Francisco, California

April 28, 2026

ANNEX A

ORIC PHARMACEUTICALS, INC.

2020 EQUITY INCENTIVE PLAN

(as amended and restated effective as of June [ ], 2026)

1.	Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

2.	Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including without limitation the related issuance of shares of Common Stock, including without limitation under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(d) “Award Agreement” means the written or electronic agreement between the Company and Participant setting forth the terms and provisions applicable to an Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve

(12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other official guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means ORIC Pharmaceuticals, Inc., a Delaware corporation, or any successor thereto.

(k) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary of the Company to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced. The Administrator may not implement an Exchange Program under the Plan.

(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last Trading Day such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii) For purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock; or

(iv) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(r) “Fiscal Year” means the fiscal year of the Company.

(s) “Incentive Stock Option” means an Option intended to qualify, and actually qualifies, as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t) “Inside Director” means a Director who is an Employee.

(u) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(v) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w) “Option” means a stock option granted pursuant to the Plan.

(x) “Outside Director” means a Director who is not an Employee.

(y) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(z) “Participant” means the holder of an outstanding Award.

(aa) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(bb) “Performance Award” means an Award denominated in Shares or cash, which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(cc) “Period of Restriction” means the period (if any) during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(dd) “Plan” means this ORIC Pharmaceuticals, Inc. 2020 Equity Incentive Plan.

(ee) “Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(b) of the Exchange Act, with respect to any class of the Company’s securities.

(ff) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(gg) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(hh) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ii) “Section 16(b)” means Section 16(b) of the Exchange Act.

(jj) “Section 409A” means Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time, or any state law equivalent.

(kk) “Securities Act” means the Securities Act of 1933, as amended.

(ll) “Service Provider” means an Employee, Director or Consultant.

(mm) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(nn) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(oo) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

(pp) “Trading Day” means a day that the primary stock exchange, national market system, or other trading platform, as applicable, upon which the Common Stock is listed is open for trading.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan and the automatic increase set forth in Section 3(b), the maximum aggregate number of Shares that may be issued under the Plan is 2,656,500 Shares, plus (i) any Shares that, as of the Trading Day immediately prior to the Registration Date, have been reserved but not issued pursuant to any awards granted under the 2014 Equity Incentive Plan, as amended (the “Existing Plan”) and are not subject to any awards thereunder, plus (ii) any Shares subject to awards granted under the Existing Plan that, on or after the Registration Date, expire or otherwise terminate without having been exercised or issued in full, are tendered to or withheld by the Company for payment of an exercise price or for tax withholding obligations, or are forfeited to or repurchased by the Company due to failure to vest, with the maximum number of Shares to be added to the Plan pursuant to the foregoing clauses (i) and (ii) equal to 3,000,000 Shares. In addition, Shares may become available for issuance under the Plan pursuant to Sections 3(b) and 3(c). The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Automatic Share Reserve Increase. Subject to the provisions of Section 14 of the Plan, the number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2021 Fiscal Year, in an amount equal to the least of (i) (A) for Fiscal Years beginning prior to the 2027 Fiscal Year, the least of (1) 2,656,500 Shares, and (2) five percent (5%) of the outstanding Shares on the last day of the immediately preceding Fiscal Year; (B) beginning with the 2027 Fiscal Year, four percent (4%) of the outstanding Shares on the last day of the immediately preceding Fiscal Year, or (ii) such number of Shares determined by the Administrator no later than the last day of the immediately preceding Fiscal Year.

(c) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, then the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights, the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company due to failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an

Award under the Plan is paid out in cash rather than Shares, the cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3(b) and 3(c).

(d) Incentive Stock Option Limit. Subject to the foregoing limits and to adjustment as provided in Section 14 of the Plan, the aggregate maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options shall be 10,000,000 Shares.

(e) Share Reserve. The Company, at all times during the term of this Plan, will reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion, to:

(i) determine the Fair Market Value;

(ii) select the Service Providers to whom Awards may be granted hereunder;

(iii) determine the number of Shares to be covered by each Award granted hereunder;

(iv) approve forms of Award Agreement for use under the Plan;

(v) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. The terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws;

(vii) construe and interpret the terms of the Plan and Awards granted under the Plan;

(viii) modify or amend each Award (subject to Section 19(c) of the Plan), including without limitation the discretionary authority to extend the post-termination exercisability period of Awards; provided, however, that in no event will the term of an Option or Stock Appreciation Right be extended beyond its original maximum term;

(ix) allow Participants to satisfy tax withholding obligations in a manner prescribed in Section 15 of the Plan;

(x) authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi) temporarily suspend the exercisability of an Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes;

(xii) allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to the Participant under an Award; and

(xiii) make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.

5. Eligibility & Limitations.

(a) Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

(b) No Exchange Program. The Administrator may not implement an Exchange Program.

6. Stock Options.

(a) Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Stock Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(d) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

(f)	Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in accordance with the procedures that the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable tax withholdings). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the cessation of the Participant’s Service Provider status as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of cessation of the Participant’s Service Provider status (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following cessation of the Participant’s Service Provider status. Unless otherwise provided by the Administrator, if on the date of cessation of the Participant’s Service Provider status the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If, after cessation of the Participant’s Service Provider status, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of cessation of the Participant’s Service Provider status (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following cessation of the Participant’s Service Provider status. Unless otherwise provided by the Administrator, if on the date of cessation of the Participant’s Service Provider status the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If, after cessation of the Participant’s Service Provider status, the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s death. Unless otherwise provided by the Administrator, if at the time of death, the

Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v) Tolling Expiration. A Participant’s Award Agreement may also provide that:

(1) if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16(b); or

(2) if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option or (B) the expiration of a period of thirty (30) days after the cessation of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify any Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of any applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of any applicable Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During any applicable Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During any applicable Period of Restriction, Service Providers holding Shares of Restricted Stock will not be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units only in cash, Shares, or a combination of both.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

9. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(c) Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date as determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) relating to the maximum term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined as the product of:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; and

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon exercise of a Stock Appreciation Right may be in cash, in Shares of equivalent value, or in some combination of both.

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11. Outside Director Award Limitations. No Outside Director may be paid, issued, or granted, in any Fiscal Year, equity awards (including any Awards issued under this Plan) with an aggregate value (the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles) and any other compensation (including without limitation any cash retainers or fees) that, in the aggregate, exceed $500,000 increased to $750,000 for such Outside Director for the Fiscal Year in which he or she joins the Board as an Outside Director. Any Awards or other compensation paid or provided to an individual for his or her services as an Employee, or for his or her services as a Consultant (other than as an Outside Director), will not count for purposes of the limitation under this Section 11.

12. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any of its Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and the numerical Share limits in Section 3 of the Plan.

(b) Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this Section 14(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise the Participant’s outstanding Option and Stock Appreciation Right (or portion thereof) that is not assumed or substituted for, including Shares as to which such Award would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units (or portions thereof) not assumed or substituted for will lapse, and, with respect to such Awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, if an Option or Stock Appreciation Right (or portion thereof) is not assumed or substituted for in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that such Option or Stock Appreciation Right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right (or its applicable portion) will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this subsection (c) to the contrary, and unless otherwise provided in an Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this subsection (c) to the contrary, if a payment under an Award Agreement is subject to Section 409A and if the change in control definition contained in the Award Agreement or other written agreement related to the Award does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that otherwise is accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

(d) Outside Director Awards. With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable.

15. Tax.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company (or any of its Subsidiaries, Parents or affiliates employing or retaining the services of a Participant, as applicable) will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or any of its Subsidiaries, Parents or affiliates, as applicable), an amount sufficient to satisfy U.S. federal, state, and local, non-U.S., and other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, check or other cash equivalents, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, (iii) delivering to the Company already-owned Shares having a fair market value equal to the statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld, or (v) any combination of the foregoing methods of payment. The withholding amount will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c) Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company or any of its Subsidiaries or Parents have any obligation or liability under the terms of this Plan to reimburse, indemnify, or hold harmless any Participant or any other person in respect of Awards, for any taxes, interest or penalties imposed, or other costs incurred, as a result of Section 409A.

16. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable, to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18. Term of Plan. Subject to Section 22 of the Plan, the Plan will become effective upon the later to occur of (i) its adoption by the Board or (ii) the business day immediately prior to the Registration Date. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 19 of the Plan.

19. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator, at any time, may amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. state or federal law or non-U.S. law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

22. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

23. Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award will be subject to the Company’s clawback policy as may be established and/or amended from time to time to comply with Applicable Laws (including without limitation pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as may be required by the Dodd-Frank wall Street Reform and Consumer Protection Act) (the “Clawback Policy”). The Administrator may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws. Unless this Section 23 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Parent or Subsidiary of the Company.

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ORIC Pharmaceuticals, Inc. Annual Meeting of Stockholders For Stockholders of Record as of April 20, 2026 Thursday, June 18, 2026 8:00 AM, Pacific Time Annual meeting to be held via the internet - please visit www.proxydocs.com/ORIC for more details. YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 8:00 AM, Pacific Time, June 18, 2026. Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: [ Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Internet: www.proxypush.com/ORIC • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-895-6921 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions ~ Virtual: ~ You must register to attend the meeting online and/or participate at www.proxydocs.com/ORIC This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Jacob M. Chacko, M.D., the Company’s President and Chief Executive Officer, Dominic Piscitelli, the Company’s Chief Financial Officer, and Christian V. Kuhlen, M.D., J.D., the Company’s General Counsel and Secretary, (as “Named Proxies”), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of ORIC Pharmaceuticals, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright© 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Pharmaceuticals, Inc. Annual Meeting of Stockholders Please make your marks like this: (gJ THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR. PROPOSAL 1. To elect the two Class Ill directors named in the accompanying proxy statement to serve until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal. 1.01 Jacob M. Chacko, M.D 1.02 Mardi C. Dier 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. 3. To approve the ORIG Pharmaceuticals, Inc. 2020 Equity Incentive Plan, as amended and restated. 4. To approve, on an advisory basis, executive compensation. 5. To approve, on an advisory basis, the frequency of future advisory votes on executive compensation. 6. To transact other business that may properly come before the Annual Meeting. FOR FOR 1YR YOUR VOTE WITHHOLD AGAINST ABSTAIN 2YR 3YR You must register to attend the meeting online and/or participate at www.proxydocs.com/ORIC Authorized Signatures - Must be completed for your instructions to be executed. ABSTAIN Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the ProxyNote Form. BOARD OF DIRECTORS RECOMMENDS • FOR FOR FOR FOR FOR 1 YEAR Signature (and Title if applicable) Date Signature (if held jointly) Date